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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Hawaiian Electric Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Hawaiian Electric Industries, Inc.

Notice of 2016 Annual Meeting & Proxy Statement

March 22, 2016

Dear Fellow Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders of Hawaiian Electric Industries, Inc. (HEI). The meeting will be held on HEI's premises in Room 805 on the eighth floor of the American Savings Bank Tower, located at 1001 Bishop Street, Honolulu, Hawaii, on Wednesday, May 4, 2016, at 10:00 a.m., Honolulu time. A map showing the location of the meeting site appears on the last page of the Proxy Statement.

The Notice of Annual Meeting of Shareholders and Proxy Statement that accompany this letter describe the business to be conducted during the meeting.

Your vote is very important. Whether or not you attend the meeting in person, and no matter how many shares you own, it is important that your views be represented. Please vote by signing and returning your proxy card or using telephone or internet voting. Instructions on how to vote are on pages 2-3.

The Board and management team of HEI would like to express our appreciation to you for your confidence and support. I look forward to seeing you at the Annual Meeting in Honolulu.

Sincerely, Constance H. Lau President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

Hawaiian Electric Industries, Inc. 1001 Bishop Street, Suite 2900 Honolulu, Hawaii 96813

Date and Time	Wednesday, May 4, 2016, at 10:00 a.m., Honolulu time.
Place	American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii 96813.
Items of Business	1.	Election of three Class II directors for a three-year term expiring at the 2019 Annual Meeting of Shareholders.
	2.	Advisory vote to approve HEI's executive compensation.
	3.	Ratification of the appointment of PricewaterhouseCoopers LLP as HEI's independent registered public accounting firm for 2016.
Record Date	February 25, 2016.
Annual Report
The 2015 Annual Report to Shareholders, which is not a part of the proxy solicitation materials, has been mailed or made available electronically along with this Notice and accompanying Proxy Statement.
Proxy Voting	Shareholders of record may appoint proxies and vote their shares in one of four ways:
• Via the Internet
• By telephone
• By mail
• In person
Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in "street name") should follow the voting instruction card provided by such intermediary.
Any proxy may be revoked in the manner described in the accompanying Proxy Statement.
Attendance at Meeting
Only shareholders of record as of the record date are entitled to receive notice of, attend and vote at the Annual Meeting. If your shares are registered in street name, you must bring a letter from your bank or broker or provide other evidence of your beneficial ownership on the record date if you plan to attend the Annual Meeting.
By Order of the HEI Board of Directors.

	March 22, 2016	Chester A. Richardson Executive Vice President, General Counsel, Secretary and Chief Administrative Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
to be held on May 4, 2016

The accompanying Proxy Statement, 2015 Annual Report to Shareholders and 2015 Annual Report on Form 10-K
are available at http://www.hei.com

Page

i	PROXY SUMMARY

1	ABOUT THE MEETING

2	VOTING PROCEDURES

6	PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS

7	DIRECTOR NOMINEES FOR ELECTION

9	CONTINUING DIRECTORS

13	CORPORATE GOVERNANCE

19	BOARD OF DIRECTORS

21	COMMITTEES OF THE BOARD

23	DIRECTOR COMPENSATION

26	PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

27	COMPENSATION DISCUSSION AND ANALYSIS

27	Executive Summary
28	How We Make Compensation Decisions
30	We Use Comparative Market Data as a Reference Point for Compensation
33	What We Pay and Why: Compensation Elements and 2015 Pay Decisions
46	Additional Policies and Information

49	COMPENSATION COMMITTEE REPORT

49	COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Page

50	EXECUTIVE COMPENSATION TABLES

50	2015 Summary Compensation Table
52	Grants of Plan-Based Awards
53	Outstanding Equity Awards at 2015 Fiscal Year-End
54	2015 Option Exercises and Stock Vested
55	Pension Benefits
57	2015 Nonqualified Deferred Compensation
58	Potential Payments Upon Termination or Change in Control

61	STOCK OWNERSHIP INFORMATION

63	OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

64	AUDIT COMMITTEE REPORT

66	PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

66	OTHER INFORMATION

A-1	EXHIBIT A: Reconciliation of GAAP to Non-GAAP Measures: Reported Core Earnings and Other Financial Measures

B-1	EXHIBIT B: Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments

MAP

   PROXY SUMMARY

PROXY SUMMARY

This summary contains highlights about our Company and the upcoming 2016 Annual Meeting of Shareholders. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.

VOTING MATTERS

Management Proposals	Board Vote Recommendation	Page

1. Election of Directors	FOR Each Nominee	6

2. Advisory Vote to Approve Executive Compensation	FOR	26

3. Ratification of Appointment of Independent Auditor for 2016	FOR	66

ELECTION OF DIRECTORS

The following table provides summary information about the three nominees for election to the Board as Class II Directors. Additional information about all directors, including the nominees, may be found beginning on page 7.

Name	Age	Director Since	Primary Occupation	Independent	Committee Membership	Other Public Boards

Thomas B. Fargo	67	2005	Chairman, Huntington Ingalls Industries, Inc. Former Commander, U.S. Pacific Command		CC (chair), NCGC	3

Kelvin H. Taketa	61	1993	Chief Executive Officer, Hawaii Community Foundation		NCGC (chair)	—

Jeffrey N. Watanabe	73	1987	Retired Founder, Watanabe Ing LLP		EC (chair), CC	1

CC - Compensation Committee
EC - Executive Committee
NCGC - Nominating and Corporate Governance Committee

GOVERNANCE HIGHLIGHTS

HEI's governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance include:

BOARD OF DIRECTORS

•
Independent Chairman of the Board

•
9 directors, 8 of whom are independent

•
Over 65% of directors are women or from diverse ethnic backgrounds

•
All Audit, Compensation and Nominating & Corporate Governance Committee members are independent

•
Executive session of independent directors held at each Board meeting

•
All directors attended over 90% of meetings of the Board and Board committees on which they served in 2015

•
Policy limitation for membership on other public company boards

•
Annual Board and committee self-evaluations and periodic director self and peer review

•
Directors required to submit resignation for consideration by the Board upon the end of their term after reaching age 72 or in event of a significant change in their employment

•
Share ownership and retention requirements for directors and executives

i

   PROXY SUMMARY

SHAREHOLDER INTERESTS

•
In an uncontested director election, a director who is elected by a plurality but does not receive the support of a majority of votes cast must submit a resignation for Board consideration

•
No shareholder rights plan

•
Annual vote to ratify appointment of independent auditor

•
Active shareholder engagement

•
Input from shareholder outreach incorporated in incentive compensation metrics

•
Prohibition on hedging and pledging

2015 BUSINESS HIGHLIGHTS

2015 was a dynamic and challenging year for HEI, with financial headwinds as well as significant business accomplishments. We continue to manage our businesses for the long-term, while working towards a successful merger with NextEra Energy, Inc. and spin-off of American Savings Bank ("American") (see page iii).

FINANCIAL RESULTS

Consolidated core net income1 (excluding merger/integration/bank spin expenses) ended the year on budget and on the high end of our earnings per share (EPS) guidance range. Core net income of $176 million in 2015 rose approximately 2% over core net income in 2014. Our utility, Hawaiian Electric Company ("Hawaiian Electric") overcame significant unbudgeted headwinds from regulatory constraints, mainly through better fuel efficiency and cost controls. And American ended the year better than target, primarily due to higher net interest income with good asset growth and strong credit quality.

Our 2015 core diluted EPS was approximately 2% lower than 2014 core diluted EPS, reflecting in part our issuance of 4.9 million shares in 2015.

Net Income GAAP (non-GAAP core)		Diluted Earnings per Share (EPS) GAAP (non-GAAP core)		Return on Average Common Equity GAAP (non-GAAP core)

2015	$160M (176)	2015	$1.50 (1.65)	2015	8.6% (9.4%)

2014	$168M (173)	2014	$1.63 (1.68)	2014	9.6% (9.8%)

2013	$162M	2013	$1.62	2013	9.7%

Note: Numbers in parentheses represent non-GAAP core earnings before merger/integration/spin-off related costs in 2014 and 2015. See Exhibit A for a reconciliation of GAAP and non-GAAP core figures.

Total shareholder return (TSR) lagged comparators in 2015, principally due to stock price compression from uncertainty surrounding the merger closure and regulatory challenges for our subsidiaries. Nevertheless, we continued our 115-year history of continuous dividends, returning $132 million in dividends to shareholders in 2015 and $381 million in the aggregate from 2013-15.

	Total Shareholder Return (%)

	HEI	S&P 500 Index	Edison Electric Institute Index	KBW Regional Banking Index

2015	–9.9	1.4	–3.9	5.9

3-year	32.0	52.6	40.0	59.3

5-year	60.5	80.8	71.5	71.1

10-year	86.1	102.4	111.9	10.7

Source: S&P Capital IQ

1
Consolidated core net income, also referred to as "core earnings," is a non-GAAP measure that is a better indicator of the Company's fundamental activity, which adjusts GAAP earnings for unusual or extraordinary events (i.e., costs associated with the merger and spin-off transactions). See Exhibit A for a reconciliation of GAAP and non-GAAP figures.

   PROXY SUMMARY

RESTATEMENT

In the course of preparing financial statements for the third quarter of 2015, management discovered misstatements on the Consolidated Statements of Cash Flows (the "Cash Flow Statements"). These misstatements required changes to previously reported cash flow amounts, including capital expenditures, changes in accounts payable, changes in deferred and accrued income taxes and changes in other assets and liabilities. In order to correct the reported amounts for the affected historical periods, the Company's financial statements were restated for the following periods:

•
the three months ended March 31, 2015 and 2014;

•
the six months ended June 30, 2015 and 2014;

•
the years ended December 31, 2013 and 2012; and

revised for the following periods:

•
the nine months ended September 30, 2014; and

•
the year ended December 31, 2014.

The misstatements and subsequent corrections did not impact the Company's balance sheets and income statements nor impact compensation matters in any way. Management identified a material weakness in internal controls related to the misstatements and has actively implemented remediation efforts to address the material weakness. Two calendar quarters of successful testing must be conducted before management can consider the material weakness remediated. For more detailed disclosures, please see pages 64-65 of this Proxy Statement, the Company's amended filings with the SEC for the periods referenced above and the Company's Form 10-K for the year ended December 31, 2015.

BUSINESS ACCOMPLISHMENTS

We made substantial strides across the HEI enterprise in 2015, including the following highlights:

•
We successfully accessed the capital markets to help fund more than $300 million of utility infrastructure investments to support clean energy and reliability.

•
Our utility, Hawaiian Electric, surpassed the State of Hawaii's goal of 15% renewables by 2015, with 23% of generation from renewable sources and with a decline of oil usage by about 18% over a seven-year period. Hawaiian Electric also leads the nation in integrating customer-sited solar by having approximately 60,000 rooftop PV systems "energized" in the grid systems in Hawaii. Close to 30% of all of the single family homes on the islands we serve have been approved for PV systems.

•
Our bank, American, exceeded its net income goal in 2015 as strong asset growth drove higher net interest income while maintaining strong credit quality. Deposit growth was also strong driving higher noninterest income.

MERGER AND SPIN UPDATE

•
The merger agreement between HEI and NextEra Energy ("NEE"), signed on December 3, 2014, currently has a closing end date of June 3, 2016. Major milestones to closing were: (i) approval by shareholders of 75% of all outstanding shares of HEI common stock; and (ii) approval by the applicable federal and state regulatory agencies governing the proposed merger. The shareholder vote was successfully obtained in June 2015. All federal regulatory approvals have been obtained, or are expected to be obtained prior to closing. A condition precedent in the merger agreement is for the Federal Reserve Board to declare that HEI is no longer a savings and loan holding company, which is expected to occur after American is successfully spun off to HEI shareholders.

•
The two merger participants, HEI and NEE, are currently in the process of seeking regulatory approval from the State of Hawaii's Public Utilities Commission ("HPUC"). The HPUC review process has included: (i) filed testimony by the applicants; (ii) several months of discovery, including extensive document production and information requests from all 28 intervenors; (iii) a series of five HPUC public listening sessions throughout the islands of Hawaii; and (iv) twenty-two days of evidentiary hearings, which concluded on March 1, 2016. The parties and intervenors will file closing briefs, after which the HPUC may render a decision, although there is no statutory deadline for a decision. If the transaction does not close on or before June 3, 2016, either party may terminate the merger agreement. While both companies remain optimistic that a favorable decision will be forthcoming, no assurance can be given with respect to the outcome.

The proposed merger, if approved, would help accelerate Hawaii's clean energy transformation to 100% renewables by 2045.

   PROXY SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS – PAYING FOR PERFORMANCE

The 2016 compensation program for our named executive officers is simple and straight-forward, and is comprised of four primary elements — base salary, performance-based annual and long-term incentives, and restricted stock units vesting in equal annual installments over four years. We emphasize variable pay over fixed pay, with the majority of the total compensation opportunity at target for each named executive officer linked to the Company's financial, market and operational results. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals linked to long-term objectives.

Named Executive Officer (NEO) Pay Opportunity

Variable Over Fixed Pay Opportunity at Target	Balance of Short- and Long-Term Pay Opportunity at Target

VARIABLE PAY REFLECTS COMPANY PERFORMANCE

Under our pay-for-performance design, incentive payouts to named executive officers closely align with results. The following graphs show the performance-based payouts to the Chief Executive Officer (CEO) for net income and for TSR relative to the Edison Electric Institute (EEI) Index (Relative TSR) for 2015 and the four prior years. CEO annual incentive pay has aligned with the Company's core earnings over the past five years. Long-term incentive pay over the respective three-year periods tracked our Relative TSR results. In particular, because Relative TSR has lagged in the past several years, no payout was made with respect to the 2013-15 Relative TSR metric (which represented 50% of the CEO's long-term incentive opportunity).

Annual Net Income Results and CEO Performance- Based Annual Incentive Payouts	3-Year Relative TSR Results and Performance- Based Long-Term Incentive Payouts

  1 Adjusted annual net income for compensation purposes differs from what is reported under GAAP because it reflects impacts excluded by the Compensation Committee in determining results achieved for purposes of annual incentive plans. See Exhibit B for a reconciliation of GAAP and non-GAAP figures used for incentive compensation purposes.

   PROXY SUMMARY

COMPENSATION COMMITTEE DECISION-MAKING

The Compensation Committee establishes pay programs and reviews performance results to ensure that named executive officer compensation aligns with shareholder interests. In addition, the Committee consults with an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions.

The Committee believes that named executive officer compensation reflects favorably on the Company's pay-for-performance objective, is aligned with shareholder interests and compares well relative to the Company's peers.

OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:

Majority of target compensation opportunity tied to performance
Rigorous performance goals are aligned with business strategy
Stock ownership and retention requirements apply to named executive officers
Clawback policy for performance-based pay
"Double trigger" change-in-control agreements
No tax gross ups (except for executive death benefit frozen in 2009)
No employment contracts
Minimal perquisites
Prohibition against hedging and pledging
No dividends or dividend equivalents paid on unearned performance shares

v

   ABOUT THE MEETING

PROXY STATEMENT

HEI is soliciting proxies for the Annual Meeting of Shareholders scheduled for Wednesday, May 4, 2016, at 10:00 a.m., Honolulu time, at the American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawaii 96808-0730.

The approximate mailing date for this Proxy Statement, form of proxy and 2015 Annual Report to Shareholders is March 22, 2016. The 2015 Annual Report to Shareholders accompanying this Proxy Statement is not considered proxy soliciting material.

ABOUT THE MEETING

Attendance

Attendance will be limited to:

•
shareholders of record (i.e., shareholders who own shares registered in their own name on the books of HEI) on the record date;

•
beneficial owners of HEI Common Stock having evidence of ownership as of the record date and entitlement to vote at the meeting;

•
authorized representatives of absent shareholders; and

•
invited guests of management.

If you own shares of HEI Common Stock in the name of a bank, brokerage firm or other holder of record, you must show proof of ownership. This may be in the form of a letter from the holder of record or a recent statement from the bank or broker showing ownership of HEI Common Stock.

Any person claiming to be an authorized representative of a shareholder must produce written evidence of the authorization. Only one authorized representative may attend per absent shareholder.

Proposals subject to shareholder vote
•
Proposal No 1:  Election of three Class II directors to serve a three-year term expiring at the 2019 Annual Meeting of Shareholders.

•
Proposal No 2:  Advisory vote to approve HEI's executive compensation.

•
Proposal No 3:  Ratification of the appointment of PricewaterhouseCoopers LLP (PwC) as HEI's independent registered public accounting firm for 2016.

   VOTING PROCEDURES

VOTING PROCEDURES

Electronic access to proxy materials

HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources, this method of delivery reduces the amount of paper necessary to produce these materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On March 22, 2016, a Notice of Internet Availability of Proxy Materials (Notice) will be mailed to certain shareholders and our proxy materials will be posted on the website referenced in the Notice (www.ViewMaterial.com/HEI). As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. The Notice and website will provide information regarding how to request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

If you currently receive HEI's proxy materials in printed form and would like to receive them electronically in the future, please so indicate on the enclosed proxy, if voting by mail, or by following the instructions provided when using the telephone or Internet voting options described under "How to vote" below.

Eligibility to vote

Only persons who own shares of HEI Common Stock as of the close of business on February 25, 2016 (the proxy record date) are entitled to vote.

Shares outstanding and entitled to vote

On February 25, 2016, 107,637,478 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. Under the Bylaws of HEI, shareholders do not have cumulative voting rights in the election of directors.

Quorum requirements

A quorum is needed to conduct business at the Annual Meeting. A majority of the shares of HEI Common Stock outstanding on February 25, 2016 and entitled to vote, and present in person or by proxy at the Annual Meeting, constitutes a quorum. Abstentions and broker votes of uninstructed shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the Annual Meeting.

Voting shares held directly with the Company

Whether or not you plan to attend the Annual Meeting, please take the time to vote. You may vote via the Internet, by touchtone telephone or by mail before the Annual Meeting, or in person at the Annual Meeting. The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or

   VOTING PROCEDURES

voting instruction card you received by mail. If you vote by telephone, you will receive additional recorded instructions, and if you vote via the Internet, you will receive additional instructions at the Internet website.

You will need to have available the control number on your Notice or proxy/voting instruction card, as applicable.

1.
BY INTERNET: You may vote on-line by following the instructions in the Notice or by accessing the Internet at www.cesvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.
BY TELEPHONE: You may vote by touchtone telephone by following the instructions in the Notice or by calling 1-888-693-8683. Once connected, you will be prompted to record and confirm your vote.

3.
BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast following the Board's recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.

4.
IN PERSON: You or your proxy may vote your shares by attending the Annual Meeting and voting in person.

Voting shares held in street name (e.g. through a broker, trustee or other holder of record)

If your shares are held in "street name" (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. If you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on routine matters, but not on nonroutine matters. The ratification of the appointment of HEI's independent registered public accounting firm is considered a routine matter. The election of directors and the advisory vote on executive compensation are considered nonroutine matters. Please provide instructions to your broker on how to vote your shares on all three proposals to ensure that your shares will be voted on all proposals in accordance with your wishes.

You may not vote shares held in "street name" at the Annual Meeting unless you obtain a legal proxy from your broker or holder of record.

Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan or the American Savings Bank 401(k) Plan

If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan (including shares previously received under the Tax Reduction Act Stock Ownership Plan or the HEI Stock Ownership Plan) or the American Savings Bank 401(k) Plan, you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions.

For the HEI Dividend Reinvestment and Stock Purchase Plan, all shares of stock for which no voting instructions are given will be voted as our Board recommends. For the HEI Retirement Savings Plan and the American Savings Bank 401(k) Plan, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the shares for which voting instructions were given.

   VOTING PROCEDURES

Changing your vote

If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the Annual Meeting in one of three ways:

•
submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;

•
notify the Corporate Secretary of HEI in writing; or

•
vote in person at the Annual Meeting (if your shares are registered in your name on HEI's books or if your shares are held in "street name" and you have a legal proxy from your broker or other holder of record).

Vote requirements

If a quorum is present at the Annual Meeting, then:

•
Directors will be elected by a plurality of the votes cast. Plurality means that the persons receiving the highest number of votes are elected. Your options are to vote either "FOR" or to "WITHHOLD" your vote for a nominee. Although the election of directors is considered a nonroutine matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a nonroutine matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present.

In the event a director is elected under the plurality standard described above but does not receive the support of a majority of the votes cast, such director is required to submit his or her resignation to the Board for consideration. The Board would then analyze the shareholder concerns that drove the vote result and determine the most appropriate way to address those concerns, possibly by accepting the director's resignation.

•
Since the votes on executive compensation are advisory, the result will not be binding on the Board.

However, the Board and Compensation Committee value input from shareholders and will consider the vote outcome when making future compensation decisions. Brokers may not vote on this proposal without your instructions because this proposal is considered a nonroutine matter. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

•
The appointment of HEI's independent registered public accounting firm will be ratified if more votes are cast in favor than against such ratification. Abstentions and broker nonvotes will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

Counting the votes and confidentiality

Corporate Election Services will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:

•
as required by law;

•
to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or

•
when you write a comment on the proxy card.

Other matters to be decided at the Annual Meeting

HEI knows of no business to be presented at the 2016 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your stock in accordance with their best judgment, unless authority to do so is withheld by you in your proxy card.

   VOTING PROCEDURES

Postponement or adjournment of Annual Meeting

If the Annual Meeting is postponed or adjourned, your proxy card will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy card until it is voted at the Annual Meeting.

   PROPOSAL NO. 1: ELECTION OF CLASS I DIRECTORS

PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS

In accordance with HEI's Bylaws, the Board has fixed the size of the Board at nine directors, divided equally into three classes with staggered terms. The Board proposes that the following three nominees be elected at the 2016 Annual Meeting as Class II directors to serve until the 2019 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:

Admiral Thomas B. Fargo
Kelvin H. Taketa
Jeffrey N. Watanabe

Admiral Fargo, Mr. Taketa and Mr. Watanabe are all incumbent Class II directors of HEI. The Board has determined that Adm. Fargo, Mr. Taketa and Mr. Watanabe are independent under the applicable standards for director independence, as discussed below under "Board of Directors — Independent Directors." Each nominee has consented to serve for the new term expiring at the 2019 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2016 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute.

The HEI Corporate Governance Guidelines provide that a director may not be nominated for re-appointment if he or she has attained the age of 72, unless such age limitation is specifically waived by the Nominating and Corporate Governance Committee and the Board. With the merger transaction with NextEra Energy, Inc. still pending, the Board believes it is important to maintain stability and consistency on the Board, and most especially in terms of the Board's leadership. Accordingly, the Nominating and Corporate Governance Committee and the Board waived the age limitation for Board Chairman Jeffrey N. Watanabe, who is 73 years of age as of the date of this Proxy Statement, and whose continued leadership the Board has deemed essential during this unique period in the company's history.

Information regarding the business experience and certain other directorships for each Class II director nominee and for each continuing Class I and III director is provided on pages 7-12 below together with a description of the experience, qualifications, attributes and skills that led to the Board's conclusion at the time of this Proxy Statement that each of the nominees and directors should serve on the Board in light of HEI's current business and structure.

Your Board recommends that you vote FOR each of the nominees for Class II Director listed above.

   DIRECTOR NOMINEES FOR ELECTION

DIRECTOR NOMINEES FOR ELECTION

Nominees for Class II Directors whose terms expire at the 2019 Annual Meeting

Thomas B. Fargo Director since 2005 Age 67 Compensation Committee Chair Nominating and Corporate Governance Committee Member
Admiral Fargo brings invaluable leadership skills to the Board. Admiral Fargo's experience leading complex organizations, both in Hawaii and on the mainland, provides the Board with significant management expertise. Admiral Fargo has extensive knowledge of the U.S. military (a major customer of HEI's utility subsidiary and key driver of Hawaii's economy) having served as Commander of the U.S. Pacific Command from 2002-05. Admiral Fargo's leadership, strategic planning and risk assessment skills have proven to be a valuable resource to management and other Board members.

Business experience and other public company and HEI affiliate directorships since 2011

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Chairman of the Board and Compensation and Governance Committee Member, Huntington Ingalls Industries (military shipbuilder), since 2011

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Owner, Fargo Associates, LLC (defense and homeland/national security consultancy), since 2005

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CEO, Hawaii Superferry, Inc. (interisland ferry), 2008-09

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President, Trex Enterprises Corporation (defense research and development firm), 2005-08

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Commander, U.S. Pacific Command, 2002-05

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Director and Compensation and Nominating and Corporate Governance Committee member, The Greenbrier Companies, since 2015

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Director and Audit Committee Member, Matson, Inc., since 2012

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Director, Alexander & Baldwin, Inc., 2011-12

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Director, Northrop Grumman Corporation, 2008-11

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Director, Hawaiian Electric (HEI subsidiary), since 2005

Skills and qualifications for HEI Board service

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Extensive knowledge of the U.S. military, a major customer of HEI's electric utility subsidiary and key driver of Hawaii's economy.

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Leadership, strategic planning and financial and nonfinancial risk assessment skills developed over 39 years of leading 9 organizations ranging in size from 130 to 300,000 people and managing budgets up to $8 billion.

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Experience with corporate governance, including audit, compensation and governance committees, from service on several public and private company boards.

Kelvin H. Taketa Director since 1993 Age 61 Nominating and Corporate Governance Committee Chair
Mr. Taketa has considerable management experience as an executive leader in Hawaii. Mr. Taketa is one of Hawaii's leading nonprofit administrators and has extensive relationships within Hawaii's business and nonprofit communities. Mr. Taketa has contributed significantly to the Board's understanding of Hawaii's distinctive cultural and business environment. Additionally, Mr. Taketa brings the unique ability to build bridges and connect people and organizations, which has made Mr. Taketa a well-respected leader throughout the state of Hawaii.

Business experience and other public company and HEI affiliate directorships since 2011

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CEO, Hawaii Community Foundation (statewide charitable foundation), since 2016; President and CEO 1998-2015

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Director, Hawaiian Electric (HEI subsidiary), since 2004

Skills and qualifications for HEI Board service

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Executive management experience with responsibility for overseeing more than $500 million in charitable assets through his leadership of the Hawaii Community Foundation.

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Proficiency in risk assessment, strategic planning and organizational leadership as well as marketing and public relations from his current position at the Hawaii Community Foundation and his prior experience as Vice President and Executive Director of the Asia/Pacific Region for The Nature Conservancy and as Founder, Managing Partner and Director of Sunrise Capital Inc.

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Knowledge of corporate and nonprofit governance issues gained from his prior service as a director for Grove Farm Company, Inc. and the Independent Sector, his current service on the boards of the Stupski Foundation and the Hawaii Leadership Forum, and through publishing articles and lecturing on governance of tax-exempt organizations.

   DIRECTOR NOMINEES FOR ELECTION

Jeffrey N. Watanabe Director since 1987 Age 73 Chairman of the Board since 2006 Executive Committee Chair Compensation Committee Member
Mr. Watanabe has been one of the most influential figures in Hawaii's business community over the past four decades. His strategic counsel is widely sought by Hawaii's business, political and nonprofit leaders, as well as by global businesses seeking to do business in Hawaii. As Chairman since 2006, Mr. Watanabe has successfully led HEI through his strategic vision, willingness to make tough decisions, strong consensus-building skills, and communication ability.

Business experience and other public company and HEI affiliate directorships since 2011

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Managing Partner, Watanabe Ing & Komeiji LLP, 1972-2007 (now retired)

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Director, Nominating and Corporate Governance Committee Chair and Compensation Committee Member, Matson, Inc., since 2012

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Director since 1988 and Executive Committee Member, ASB (HEI subsidiary)

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Lead Independent Director, 2012-15, director 2003-15 and Nominating & Corporate Governance Committee Member, Alexander & Baldwin, Inc. (A&B)

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Director, Hawaiian Electric (HEI subsidiary), 1999-2006 and 2008-11

Skills and qualifications for HEI Board service

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Broad business, legal, corporate governance and leadership experience from serving as Managing Partner of the law firm he helped found, advising clients on a variety of business and legal matters for 35 years and from serving on more than a dozen public and private company and nonprofit boards and committees, including his current service on the Matson Nominating and Corporate Governance and Compensation Committees and past service on the A&B Nominating & Corporate Governance Committee.

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Specific experience with strategic planning from providing strategic counsel to local business clients and prospective investors from the continental United States and the Asia Pacific region for 25 years of his law practice.

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Recognized by a number of organizations for his accomplishments, including by the Financial Times-Outstanding Directors Exchange, which selected him as a 2013 Outstanding Director.

   CONTINUING DIRECTORS

 CONTINUING DIRECTORS

Continuing Class III Directors whose terms expire at the 2017 Annual Meeting

Peggy Y. Fowler Director since 2011 Age 64 Audit Committee Member
Ms. Fowler brings a unique combination of utility and banking knowledge and experience to HEI. Ms. Fowler's prior position as chief executive officer of a NYSE- listed public utility company imparts significant leadership and management expertise to the Board. Additionally, Ms. Fowler's more recent experience leading the board of a publicly traded bank holding company strengthens the Board's capabilities in overseeing the subsidiary bank operations.

Business experience and other public company and HEI affiliate directorships since 2011

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Co-CEO, Portland General Electric Company (PGE), 2009

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President and CEO, PGE, 2000-08

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Chairman of the Board and of the Risk and Governance and Executive Committees since 2012 and director since 2009, Umpqua Holdings Corp. (publicly traded bank holding company)

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Director and Audit Committee Member, Hawaiian Electric (HEI subsidiary), since 2009

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Director, PGE, 1998-2012

Skills and qualifications for HEI Board service

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35 years of executive leadership, financial oversight and utility operations experience from serving at PGE in senior officer positions, including Chief Operating Officer, President and CEO.

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Environmental and renewable energy expertise from managing PGE's environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers, supervising the construction and integration into PGE's grid of wind and solar projects, and leading PGE to be ranked #1 by the National Renewable Energy Laboratory for selling more renewable power to residential customers than any other utility in the U.S. for several years during her tenure as PGE's CEO.

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Proven management, leadership and analytical skills, including crisis management, risk assessment, strategic planning and public relations skills.

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Expertise in financial oversight, regulatory compliance and corporate governance gained from serving as President (1997-2000), CEO (2000-08) and Chair (2001-04) of PGE, as a past director for the Portland Branch of the Federal Reserve Bank of San Francisco and as a director and committee member for several private and public companies, including Umpqua Holdings Corporation.

Keith P. Russell Director since 2011 Age 70 Audit Committee Member
Mr. Russell has extensive senior management experience in the banking industry. Mr. Russell's many years of executive leadership experience in managing and overseeing bank operations contributes invaluable expertise to the Board. In addition, his prior service as chief risk officer of a large financial institution significantly strengthens the Board's capabilities in overseeing and managing risk within the organization. Mr. Russell also has extensive knowledge and experience from his prior service as an officer of a lender to the electric utility industry.

Business experience and other public company and HEI affiliate directorships since 2011

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President, Russell Financial, Inc. (strategic and financial consulting firm), since 2001

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Vice Chair/Chief Risk Officer, Mellon Financial Corp., then Chairman, Mellon West, 1991-2001

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Senior Executive Vice President, then Director, President and Chief Operating Officer, GLENFED/Glendale Federal Bank, 1983-91

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Director, ASB Hawaii (HEI subsidiary), since 2014

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Director and Audit Committee Member since 2010 and Risk Committee Chair since 2012, ASB (HEI subsidiary)

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Director since 2004, Audit Committee chair since 2011 and Nominating Committee Member 2003-11 and since 2015, Sunstone Hotel Investors

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Director, Nationwide Health Properties, 2002-11

Skills and qualifications for HEI Board service

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Ten years of executive leadership, financial oversight, risk management and strategic planning experience from serving as Vice Chairman/Chief Risk Officer for Mellon Financial Corporation and Chairman of Mellon's West Coast operations. Mellon was also a major lender and capital provider to the electric utility industry.

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Eight years of executive and corporate governance experience from serving as Director, President and Chief Operating Officer of GLENFED/Glendale Federal Bank.

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Nine years of banking industry experience serving as Senior Vice President and Deputy Administrator for Security Pacific National Bank, with direct responsibility for a wide breadth of operations, including leasing, consumer and commercial finance, mortgage banking, venture capital, cash management and trust business.

   CONTINUING DIRECTORS

Barry K. Taniguchi Director since 2004 Age 68 Audit Committee Chair Executive Committee Member
Mr. Taniguchi brings to the Board considerable experience as a proven business leader in Hawaii, with extensive knowledge of the business climate and significant contacts and relationships within the business community and local governmental agencies. With the successes of his own businesses, and because of his commitment to a wide array of charitable causes, Mr. Taniguchi is one of the most well-respected businesspersons in Hawaii.

Business experience and other public company and HEI affiliate directorships since 2011

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Chairman and CEO since 2014 and President and CEO 1989-2014, KTA Super Stores (grocery store chain)

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President and Director, K. Taniguchi Ltd. (real estate lessor), since 1989

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Director, ASB Hawaii (HEI subsidiary), since 2015

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Director since 2002 and Audit Committee Chair, ASB (HEI subsidiary)

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Director, 2001-11 and Audit Committee Chair, Hawaiian Electric (HEI subsidiary)

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Director, Maui Electric Company, Limited (Hawaiian Electric subsidiary), 2006-09

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Director, Hawaii Electric Light Company, Inc. (Hawaiian Electric subsidiary), 1997-2009

Skills and qualifications for HEI Board service

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Current knowledge of and experience with the business community on the island of Hawaii, which is served by one of HEI's utility subsidiaries, Hawaii Electric Light Company, Inc., from his chief executive roles for the last 26 years.

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Accounting and auditing knowledge and experience gained from obtaining a public accounting certification and from his prior work as an auditor and as a controller.

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Extensive corporate and nonprofit board and leadership experience, including service as a director and former chair of the Hawaii Island Economic Development Board and from having served as a director of Hawaii Community Foundation, and as a former director and Chair of both the Hawaii Island Chamber of Commerce and the Chamber of Commerce of Hawaii.

   CONTINUING DIRECTORS

Continuing Class I Directors whose terms expire at the 2018 Annual Meeting

Constance H. Lau Director 2001-04 and since 2006 Age 64 Executive Committee Member
As HEI's President and CEO since 2006, Ms. Lau has extensive senior management experience and thorough knowledge of the Company's operations. Prior to becoming CEO, Ms. Lau served in various leadership capacities that have spanned several functions across HEI and its subsidiaries, including the legal, financial and executive management functions. Over her more than 30 years of service to HEI and its subsidiaries, Ms. Lau acquired significant experience and expertise with respect to the utility and banking industries. Further, having been exposed to virtually all aspects of HEI's operations at the holding company and at both operating subsidiaries, Ms. Lau brings a unique and comprehensive perspective to the Board. Ms. Lau's expertise and leadership stature have been recognized nationally, leading her to be named by President Obama to chair the National Infrastructure Advisory Council, and to the boards of leading national utility industry organizations. As a result, Ms. Lau brings to the Board a national perspective, as well as valuable insights regarding physical and cyber infrastructure security.

Current and prior positions with the Company

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President and CEO and Director, HEI, since 2006

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Chairman of the Board, Hawaiian Electric (HEI subsidiary), since 2006

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Director, ASB Hawaii (HEI subsidiary), since 2006

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Chairman of the Board since 2006 and Risk Committee Member since 2012, ASB (HEI subsidiary),

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Chairman of the Board and CEO, ASB, 2008-10

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Chairman of the Board, President and CEO, ASB, 2006-08

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President and CEO and Director, ASB, 2001-06

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Senior Executive Vice President and Chief Operating Officer and Director, ASB, 1999-2001

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Treasurer, HEI, 1989-99

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Financial Vice President and Treasurer, HEI Power Corp. (former HEI subsidiary), 1997-99

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Treasurer, Hawaiian Electric, and Assistant Treasurer, HEI, 1987-89

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Assistant Corporate Counsel, Hawaiian Electric, 1984-87

Other public company directorships since 2011

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Director, Audit Committee Chair and Nominating and Corporate Governance Committee Member, Matson, Inc., since 2012

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Director and Audit Committee Member, Alexander & Baldwin, Inc., 2004-12

Skills and qualifications for HEI Board service

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Intimate understanding of the Company from serving in various chief executive, chief operating and other executive, finance and legal positions at HEI and its subsidiaries for more than 30 years.

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Familiarity with current management and corporate governance practices from her service as a director, Audit Committee Chair and Nominating and Corporate Governance member for Matson, Inc. and as a director and Underwriting Committee Chair of AEGIS Insurance Services, Inc.

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Experience with financial oversight and expansive knowledge of the Hawaii business community and the local communities that comprise the Company's customer bases from serving as a director for various local industry, business development, educational and nonprofit organizations.

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Utility and banking industry knowledge from her current or prior service as a director or task force member of the Hawaii Bankers Association, the American Bankers Association, the Edison Electric Institute and the Electric Power Research Institute and as a member of the federal Electricity Subsector Coordinating Council.

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Nationally recognized leader in the fields of infrastructure, banking and energy, demonstrated by her appointment by President Obama to chair the National Infrastructure Advisory Council, membership on the federal Electricity Subsector Coordinating Council, prior service on the Federal Reserve Board of San Francisco's 12th District Community Depository Institutions Advisory Council, and her naming as a C3E Clean Energy Ambassador by the U.S. Department of Energy.

   CONTINUING DIRECTORS

A. Maurice Myers Director since 1991 Age 75 Compensation Committee Member
Mr. Myers brings a wealth of knowledge and leadership skills to the Board. His extensive experience leading successful companies as chief executive officer, both in Hawaii and on the mainland, including several large public companies, provides the Board with significant management expertise. Having served on the Board for 25 years, Mr. Myers has gained in-depth knowledge of HEI and its operations. With this breadth and depth of experience, Mr. Myers is a valuable resource to management and other Board members and contributes substantially to the Board's capabilities in overseeing HEI's operations.

Business experience and other public company and HEI affiliate directorships since 2011

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CEO and Owner, Myers Equipment Leasing LLC (equipment leasing company), since 2010

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CEO and Director, POS Hawaii LLC (provider of point of sale business systems for restaurants and retailers), since 2009

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CEO and Director, Wine Country Kitchens LLC (manufacturer of gourmet food products), since 2007

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Chairman, CEO and President, Waste Management, Inc. (waste and environmental services provider), 1999-2004

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Director, ASB Hawaii (HEI subsidiary), since 2014

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Director since 2011 and Risk Committee Member since 2012, ASB (HEI subsidiary)

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Director, Hawaiian Electric (HEI subsidiary), 2004-06 and 2009-11

Skills and qualifications for HEI Board service

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20 years of public company executive and board leadership experience as Chairman, CEO and President of Waste Management, Inc., Chairman, CEO and President of Yellow Corporation, President of America West Airlines and CEO and President of Aloha Airgroup, Inc.

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Practiced skills in risk assessment, strategic planning, financial oversight, customer and public relations and marketing exercised in leading successful restructuring efforts at Waste Management, Yellow Corporation and America West Airlines.

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Diverse business experience and public and private company board experience, including from his prior service as a director and Compensation Committee chair for Tesoro Corporation and as a director for BIS Industries Limited and Cheap Tickets.

James K. Scott, Ed.D. Director since 1995 Age 64 Nominating and Corporate Governance Committee Member
Dr. Scott has considerable management experience as an executive leader in Hawaii. While Dr. Scott has earned the reputation of being one of the nation's leading education administrators, his unique value to the Company derives from his extensive knowledge, contacts and relationships within Hawaii's business community, nonprofit community and local governmental agencies. Dr. Scott's participation on the Board has contributed significantly to the Board's understanding of Hawaii's unique cultural and business environment. With the success under his leadership of one of the country's most prominent college preparatory schools, and because of his commitment to a wide array of charitable and civic causes, Dr. Scott is a well-respected leader in the state of Hawaii.

Business experience and other public company and HEI affiliate directorships since 2011

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President, Punahou School (K-12 independent school), since 1994

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Director, ASB (HEI subsidiary), since 2008

Skills and qualifications for HEI Board service

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Recognized leadership and executive management skills as President of Punahou School.

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Over three decades of experience developing and executing strategic plans as the chief executive at two independent schools, including overseeing fundraising programs and admissions/marketing and finance functions.

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Governance and board leadership experience from his current positions as director and former Chair of the Hawaii Association of Independent Schools, member of the Advisory Board of the Klingenstein Center of Teachers College at Columbia University and trustee of the National Association of Independent Schools.

   CORPORATE GOVERNANCE

 CORPORATE GOVERNANCE

HEI's governance policies and guidelines

HEI's Board and management review and monitor corporate governance trends and best practices on an ongoing basis, including for purposes of reviewing HEI's corporate governance documents and to comply with the corporate governance requirements of the New York Stock Exchange (NYSE), rules and regulations of the Securities and Exchange Commission (SEC) and rules and regulations of the Board of Governors of the Federal Reserve (Federal Reserve) applicable to HEI as a savings and loan holding company. HEI's corporate governance documents (such as the charters for the Audit, Compensation, Nominating and Corporate Governance and Executive Committees, Corporate Governance Guidelines, Corporate Code of Conduct, as well as other governance documents) are available on HEI's website at www.hei.com.

The Board's leadership structure

Since 2006, Mr. Watanabe has served as the nonexecutive Chairman of the Board and Ms. Lau has served as HEI's President and CEO. Since that time, Ms. Lau has also been the only employee director on the Board.

Mr. Watanabe has served on the Board since 1987, but has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent. Among the many skills and qualifications that Mr. Watanabe brings to the Board, the Board considered: (i) his extensive experience in corporate and nonprofit governance from serving on other public company, private company and nonprofit boards; (ii) his reputation for effective consensus and relationship building and business and community leadership, including leadership of his former law firm; (iii) his willingness to spend time advising and mentoring members of HEI's senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.

As HEI's Chairman, Mr. Watanabe's key responsibilities are to:

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lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the Chief Executive Officer is evaluated by the Board;

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attend all meetings of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board as an observer and the Executive Committee of the Board as its chair. Since May 2011, Mr. Watanabe attends meetings of the Compensation Committee as a member;

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serve on and/or advise the boards of HEI's primary operating subsidiaries, Hawaiian Electric Company and American Savings Bank, chair joint executive sessions of the independent directors of HEI and these subsidiary boards and attend meetings of subsidiary board committees;

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work closely with management to develop meeting agendas and materials for the Board and subsidiary boards;

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be available to other Board and subsidiary board members and management for questions and consultation; and

•
ensure and facilitate communications among Board members and Board committees and between the Board and management.

The Board's Corporate Governance Guidelines provide that if the Chairman and CEO positions are held by the same person, or if the Board determines that the Chairman is not independent, the independent directors should designate an independent director to serve as "Lead Director." If a Lead Director is designated, the Lead Director's responsibilities are to: (i) preside at Board and shareholder meetings when the Chairman is not present, (ii) preside at executive sessions of the independent directors, (iii) facilitate communication between the independent directors and the Chairman or the Board as a whole, (iv) call meetings of the non-management or independent

   CORPORATE GOVERNANCE

directors in executive session, (v) participate in approving meeting agendas, schedules and materials for the Board and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.

The Board believes that its current leadership structure, which provides for an independent nonemployee Chairman, or an independent Lead Director if the Chairman is not independent, is appropriate and effective in light of HEI's current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chairman or Lead Director has been important in establishing a tone at the top for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chairman or Lead Director demonstrates to the Company's regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI has an uncommon corporate governance structure in that the boards of its two primary operating subsidiaries are also composed mostly of nonemployee directors and that the HEI Chairman plays an important leadership role at these subsidiary boards. For instance, in addition to chairing executive sessions of the nonemployee directors and attending meetings of the committees of these subsidiary boards, the Chairman leads each subsidiary board in conducting its annual performance self-evaluation and facilitates communications between each of these boards and management of the respective subsidiary company as well as among members of each subsidiary board.

The Board's role in risk oversight

HEI is a holding company that operates principally through its electric public utility and bank subsidiaries. At the holding company and subsidiary levels, the Company faces a variety of risks, including operational risks, regulatory and legal compliance risks, credit and interest rate risks, competitive risks, liquidity risks and strategic and reputational risks. Developing and implementing strategies to manage these risks is the responsibility of management, and that responsibility is carried out by assignments of responsibility to various officers and other employees of the Company under the direction of HEI's Chief Financial Officer, who also serves as HEI's chief risk officer. The role of the Board is to oversee the management of these risks.

The Board's specific risk oversight functions are as follows:

•
The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so that information regarding the Company's risks can be reported to the Board, along with proposed strategies for mitigating these risks. The structure of the ERM system is decentralized, with separate chief risk officers at each of Hawaiian Electric Company and American Savings Bank. The chief risk officer of Hawaiian Electric Company is also responsible for identifying, assessing and reporting risks at HEI's other electric utility subsidiaries that operate on the neighbor islands of Hawaii, Maui, Molokai and Lanai. Each subsidiary chief risk officer reports directly to the respective subsidiary President and functionally to HEI's chief risk officer, who reviews such risks on a consolidated basis. The Board believes that this decentralized risk management structure is appropriate and effective for the Company's diverse operations and holding company structure, because it allows for industry-specific risk identification and management at the subsidiary levels while also ensuring an integrated and consolidated view of risk at the holding company level by HEI's chief risk officer. In connection with approving this ERM system, the Board reviewed a catalog of risks and management's assessment of those risks reported by HEI's chief risk officer. As part of the Board's ongoing risk oversight, HEI's chief risk officer is responsible for providing regular reports to the Board and Audit Committee on the status of those risks, any changes to the risk catalog or management's assessment of those risks, and any other risk management matters that the Board may request from time to time. The Board and Audit Committee also receive reports from HEI's internal auditor evaluating the effectiveness of management's implementation of the approved ERM system.

   CORPORATE GOVERNANCE

•
The Board has assigned to the Compensation Committee the specific risk oversight responsibility of reviewing whether the Company's compensation policies or practices encourage employees to take risks that are reasonably likely to have a material adverse effect on the Company and of recommending new or revised policies and practices to address any such risks identified. Included in this oversight responsibility is the Compensation Committee's review and evaluation of American Savings Bank's compensation practices for compliance with regulatory guidance on sound incentive compensation plans. The Compensation Committee reports the results of its review and any recommendations to the Board. The results of the review are also communicated to the Audit Committee through HEI's chief risk officer. Both the Audit and Compensation Committees are composed entirely of independent directors.

•
The Board has assigned to the Audit Committee the specific risk oversight responsibilities of (i) reviewing the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, (ii) overseeing HEI's Code of Conduct compliance program and (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit Committee. The Audit Committee reports to the Board each quarter regarding these matters.

•
The Board has also assigned to the Audit Committee the responsibility of assisting the Board in overseeing the overall risk management strategy of the Company. In order to assist the Board with overall risk oversight, the Audit Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee's discussion and findings so that the entire Board can consider changes in the Company's risk profile.

•
In addition to overall risk oversight by the HEI Board, the boards of HEI's primary operating subsidiaries, Hawaiian Electric Company and American Savings Bank, are specifically responsible for overseeing risks at their respective companies. The Hawaiian Electric Company Board has assigned responsibility for ongoing oversight of risk management to its Audit Committee and the American Savings Bank Board has assigned such responsibility to its Risk Committee. Under the decentralized ERM structure discussed above, risk management activities at the subsidiary level are reported to these committees and to the subsidiary boards through the subsidiary chief risk officers. The HEI Board and/or Audit Committee may also be invited to participate in risk oversight discussions by these subsidiary boards and/or committees. The information from these subsidiary board and committee sessions are also reported, on at least a quarterly basis, to the HEI Board by the subsidiary chief risk officers (or their representatives), who functionally report to HEI's chief risk officer on risk management matters. These subsidiary boards are composed mostly of nonemployee directors. The subsidiary audit committees are composed entirely of nonemployee directors who meet the independence requirements for audit committee members of companies listed on the NYSE.

•
At least annually, the Board conducts a strategic planning and risk review. As part of this review, the Board reviews fundamental financial and business strategies and assesses the major risks facing the Company and options to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors may be invited to participate in the review. Based on the review, the Board and senior management, including the HEI chief risk officer, identify key issues to be addressed during the course of the next calendar year.

The Board believes that risk oversight is one of the areas in which having an independent Chairman or Lead Director is especially important in order to ensure that views that may differ from those of management are expressed. Since the HEI Chairman attends the meetings of the Board, the subsidiary boards and their respective committees, the HEI Chairman is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees, between the subsidiary boards and their respective committees and between directors and management.

   CORPORATE GOVERNANCE

Selection of nominees for the Board

The Board believes that there are skill sets, qualities and attributes that should be represented on the Board as a whole but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board thus consider the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate with all directors and in light of the current and future needs of HEI and its subsidiaries.

The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service. To identify qualified candidates for HEI Board membership, the committee may consider persons who are serving on its subsidiary boards as well as persons suggested by Board members, management and shareholders or may retain a third-party search firm to help identify qualified candidates. The committee's evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member or a member of management.

Once a person is identified as a potential director candidate, the committee may review publicly available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members, and committee members may contact one or more references provided by the candidate or others who would have first-hand knowledge of the candidate's qualifications and attributes.

In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination, the committee considers:

•
the candidate's qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company's businesses, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

•
the candidate's attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, diversity, appreciation of multiple cultures, commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;

•
familiarity with and respect for corporate governance requirements and practices;

•
with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;

•
the current composition of the Board and its committees; and

•
intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to renominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.

Diversity in identifying nominees for the Board

In assisting the Board to identify qualified director candidates, the Nominating and Corporate Governance Committee considers whether the candidate would contribute to the expertise, skills and professional experience, as well as to the diversity of the Board in terms of race, ethnicity, gender, age and

   CORPORATE GOVERNANCE

cultural background. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, skills and experience in areas that are relevant to leading HEI in accordance with the Board's fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including perspectives that may arise from a person's gender or ethnicity, improves the quality of the Board's deliberations and decisions because it enables the Board to view issues from a variety of angles and, thus, more thoroughly and completely. As the Company's operations and strategic plans and the Board's composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantages to HEI.

With operations almost exclusively in the state of Hawaii, it is natural and advantageous that our Board be composed largely of members who live and work in the state and have firsthand knowledge of and experience with our customer base and political and regulatory environment. Since a large pool of potential candidates for Board membership come from this state, the Board benefits from the unique racial diversity that exists in Hawaii. If the shareholders vote to elect the three director nominees proposed by the Board for election at the Annual Meeting, the resulting composition of the Board would be as follows: four directors (or 44.4%) who are Caucasian, four directors (or 44.4%) who are Asian American and one director (or 11.1%) who is Caucasian, Asian American and native Hawaiian. Two (or 22.2%) of the nine directors are female.

The Board also recognizes that, due to Hawaii's geographic isolation from the continental United States and the comparatively small number of publicly-traded companies, banks and regulated utilities based in Hawaii, the Board also benefits from having among its members directors who have gained business experience at companies located in other states; those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.

Director resignation policies

Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director's principal employment and at the end of the term during which the director reaches age 72. In addition to the evaluation process discussed on page 20, requiring a director to submit a letter of resignation in these two circumstances ensures that the Board examines whether a director's skills, expertise and attributes continue to provide value over time.

A director must also submit his or her resignation for consideration by the Board if the director is elected under the plurality vote standard (described on page 4) but does not receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the vote result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director's resignation. In other cases, the Board may discover that a shareholder concern unrelated to the specific director was the cause of the vote outcome and may take other action to address that issue.

The Board's role in management succession planning

The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and its operating subsidiaries. The Board and the committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At each of its meetings throughout the year, the committee reviews progress of talent

   CORPORATE GOVERNANCE

development and succession programs and discusses internal and, where appropriate, external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates annually at a regularly scheduled Board meeting. In addition, high potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company's talent pool to enable the Board to select successors for the HEI CEO and for other senior executive positions when appropriate.

Shareholder communication with the directors

Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the HEI Audit Committee, which is available for review at www.hei.com, sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

   BOARD OF DIRECTORS

 BOARD OF DIRECTORS

Independent directors

Under HEI's Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.

•
For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or its subsidiaries apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company's external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity's consolidated gross revenues for the fiscal year.

•
The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI's website at www.hei.com. The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and its subsidiaries have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization's consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the nonemployee directors of HEI (Messrs. Fargo, Myers, Russell, Scott, Taketa, Taniguchi and Watanabe and Ms. Fowler) are independent. The remaining director, Ms. Lau, is an employee director of HEI and therefore is not independent.

Relationships considered in determining director independence:

With respect to Messrs. Scott, Taketa, Taniguchi and Watanabe, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiaries Hawaiian Electric Company or Hawaii Electric Light Company (the sole public utilities providing electricity to the islands of Oahu and Hawaii, respectively) by entities employing these directors or where a family member of the director was an executive officer. None of the amounts paid by these entities for electricity (excluding pass-through charges for fuel, purchased power and Hawaii state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Since Hawaiian Electric Company and Hawaii Electric Light Company are the sole source of electric power on the islands of Oahu and Hawaii, the rates they charge for electricity are fixed by state regulatory authority and purchasers of electricity from these public utilities have no choice as to supplier and no ability to negotiate rates or other terms, the Board determined that these relationships do not impair the independence of these directors.

With respect to Messrs. Scott and Taketa, the Board considered charitable contributions in the last three fiscal years from HEI and its subsidiaries to nonprofit organizations where these directors serve as executive officers. None of the contributions exceeded the threshold in the HEI Categorical Standards that would automatically result in a director not being independent. In determining that these donations did not impair the independence of these directors, the Board also considered the fact that Company policy requires that charitable contributions from HEI or its

   BOARD OF DIRECTORS

subsidiaries to entities where an HEI director serves as an executive officer, and where the director has a direct or indirect material interest, and the aggregate amount donated by HEI and its subsidiaries to such organization would exceed $120,000 in any single fiscal year, be preapproved by the Nominating and Corporate Governance Committee.

With respect to Mr. Taketa, the Board considered modest fees paid during the last three fiscal years to the charitable foundation for which he serves as an executive officer for management of scholarship and nonprofit grant programs and concluded that such fees did not affect Mr. Taketa's independence. None of the fees paid within the last three fiscal years exceeded the threshold in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent.

With respect to Messrs. Fargo, Scott, Taniguchi and Watanabe, the Board considered other director or officer positions held by those directors at entities for which an HEI executive officer serves as a director or trustee and determined that none of these relationships affected the independence of these directors. None of these relationships resulted in a compensation committee interlock or would automatically preclude independence under the NYSE listing standards or HEI Categorical Standards.

Board meetings in 2015

In 2015, there were seven regular meetings and one special meeting of the Board. All directors attended more than 90% of the combined total number of meetings of the Board and Board committees on which they served.

Executive sessions of the Board

The nonemployee directors meet regularly in executive sessions without management present. In 2015, these sessions were chaired by Mr. Watanabe, who is the Chairman of the Board and an independent nonemployee director. Mr. Watanabe may request from time to time that other nonemployee directors chair the executive sessions.

Board attendance at annual meetings

Six of HEI's nine directors attended the 2015 Annual Meeting of Shareholders, which was held in August rather than the company's usual May annual meeting date due to HEI's 2015 special meeting of shareholders with respect to the proposed merger with NextEra Energy, Inc. HEI encourages all directors to attend each year's Annual Meeting of Shareholders.

Board evaluations

The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit, Compensation and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.

Each director up for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chairman.

   COMMITTEES OF THE BOARD

COMMITTEES OF THE BOARD

Board committee composition and meetings

The Board has four standing committees: Audit, Compensation, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows committee members during 2015 and the number of meetings each committee held in 2015.

Name	Audit	Compensation	Executive	Nominating and Corporate Governance

Thomas B. Fargo		Chair		Member
Peggy Y. Fowler	Member
Constance H. Lau[1]			Member
A. Maurice Myers		Member
Keith P. Russell	Member
James K. Scott				Member
Kelvin H. Taketa				Chair
Barry K. Taniguchi	Chair		Member
Jeffrey N. Watanabe		Member	Chair

Number of meetings in 2015	9	5	0	3

1
Ms. Lau is an employee director. All other directors have been determined to be independent. See "Board of Directors — Independent Directors" above.

Functions of the Board's standing committees

The primary functions of HEI's standing committees are described below. Each committee operates and acts under written charters that are approved by the Board and available for review on HEI's website at www.hei.com. Each of the Audit, Compensation and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.

Audit Committee

The Audit Committee is responsible for overseeing (i) HEI's financial reporting processes and internal controls, (ii) the performance of HEI's internal auditor, (iii) risk assessment and risk management policies set by management and (iv) the Corporate Code of Conduct compliance program for HEI and its subsidiaries. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI's consolidated financial statements. The Audit Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See "Audit Committee Report" below for additional information about the Audit Committee.

All Audit Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit Committee meets the other applicable requirements of the Securities Exchange Act of 1934. None of the Audit Committee members serve on the audit committees of more than two other public companies.

Compensation Committee

The responsibilities of the Compensation Committee include (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which risks that may arise from the Company's compensation policies and practices, if any, may have a material adverse effect on the Company and recommending changes to address any such risks; (iii) evaluating the compliance of American

   COMMITTEES OF THE BOARD

Savings Bank's incentive compensation practices under the principles for sound incentive compensation plans for banking organizations and (iv) assessing the independence of any compensation consultant involved in determining or recommending director or executive compensation. See "Compensation Discussion and Analysis — How We Make Compensation Decisions" and "Compensation Committee Interlocks and Insider Participation" below for additional information about the Compensation Committee.

All Compensation Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and as "nonemployee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. An independent member of the board of directors of each of Hawaiian Electric Company and American Savings Bank attends meetings of the Compensation Committee as a nonvoting representative of such director's subsidiary board.

Executive Committee

The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The committee is currently composed of the Chairman of the Board, who chairs the committee, the Audit Committee Chairperson and the HEI President and CEO.

Nominating and Corporate Governance Committee

The functions of the Nominating and Corporate Governance Committee include (i) evaluating the background and qualifications of potential nominees for the Board and for the boards of HEI's subsidiaries, (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting, (iii) assessing the independence of directors and nominees, (iv) recommending the slate of executive officers to be appointed by the Board and subsidiary boards, (v) advising the Board with respect to matters of Board and committee composition and procedures, (vi) overseeing the annual evaluation of the Board, its committees and director nominees, (vii) overseeing talent development and succession planning for senior executive positions and (viii) making recommendations to the Board and the boards of HEI's subsidiaries regarding corporate governance and board succession planning matters. See "Corporate Governance" above for additional information regarding the activities of the Nominating and Corporate Governance Committee.

   DIRECTOR COMPENSATION

 DIRECTOR COMPENSATION

How director compensation is determined

The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed for the challenging role of serving as a director of a publicly traded company with a unique blend of highly regulated industries. Nonemployee director compensation is composed of a mix of cash and HEI Common Stock to align the interests of directors with those of HEI shareholders. Only nonemployee directors are compensated for their service as directors. Ms. Lau, the only employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Ms. Lau is a member of the HEI Board, neither she nor any other executive officer participates in the determination of nonemployee director compensation.

The Compensation Committee reviews nonemployee director compensation no less frequently than once every three years and recommends changes to the Board. In late 2014, the committee asked its independent compensation consultant, Frederic W. Cook & Co. Inc. (Fred Cook & Co.), to conduct an evaluation of HEI's nonemployee director compensation practices. Fred Cook & Co. assessed the structure of HEI's nonemployee director compensation program and its value compared to competitive market practices of peer companies, similar to the assessments used in its executive compensation review, which is described under "Compensation Discussion and Analysis — We Use Comparative Market Data as a Reference Point for Compensation" below. Although the 2014 analysis indicated that HEI director compensation was below the median of HEI's peers, the Compensation Committee and HEI Board decided that in light of HEI's pending merger with NextEra Energy, Inc. no changes would be made to director compensation for 2015, thus maintaining 2015 director compensation at the same level as in 2014. 2014 director compensation was the same as in 2013, with the exception of modest changes concerning extra meeting fees, which were described in the 2015 proxy statement.

Components of director compensation

Cash retainer. HEI nonemployee directors received the cash amounts shown below as retainer for their 2015 HEI Board service and for their 2015 service on HEI and subsidiary board committees. No separate fees are paid to HEI directors for service on subsidiary company boards. Cash retainers were paid in quarterly installments.

Position	2015 Retainer

HEI Nonexecutive Chairman of the Board	$250,000
HEI Director	65,000
HEI Audit Committee Chair	15,000
HEI Compensation Committee Chair	15,000
HEI Nominating and Corporate Governance Committee Chair	10,000
HEI Audit Committee Member	6,000
HEI Compensation Committee Member	6,000
HEI Nominating and Corporate Governance Committee Member	4,000
Hawaiian Electric Company Audit Committee Chair	10,000
Hawaiian Electric Company Audit Committee Member	4,000
American Savings Bank Audit Committee Chair	10,000
American Savings Bank Audit Committee Member	4,000
American Savings Bank Risk Committee Chair	10,000
American Savings Bank Risk Committee Member	4,000

   DIRECTOR COMPENSATION

Extra meeting fees. Nonemployee directors are also entitled to meeting fees for each board or committee meeting attended (as member or chair) after the number of meetings specified below.

HEI Board	$1,500 per meeting after 8 meetings
HEI Audit Committee	$1,500 per meeting after 10 meetings
HEI Compensation Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
Hawaiian Electric Company Audit Committee	$1,000 per meeting after 6 meetings
American Savings Bank Audit Committee	$1,000 per meeting after 10 meetings
American Savings Bank Risk Committee	$1,000 per meeting after 6 meetings

Stock awards. On June 30, 2015, each HEI nonemployee director received shares of HEI Common Stock with a value equal to $75,000 as an annual grant under HEI's 2011 Nonemployee Director Stock Plan (2011 Director Plan), which was approved by HEI shareholders on May 10, 2011, for the purpose of further aligning directors' and shareholders' interests. The number of shares issued to each HEI nonemployee director was determined based on the closing sales price of HEI Common Stock on the NYSE on June 30, 2015. Stock grants to nonemployee directors under the 2011 Director Plan are made annually on the last business day in June.

Retirement benefit. HEI's Nonemployee Director Retirement Plan, which provided retirement benefits to nonemployee directors, was terminated in 1996. Directors who were retired from their primary occupation at that time remained eligible to receive benefits under the plan based on years of service as a director at the time of the plan's termination. Mr. Myers is the only current director still eligible to receive benefits under the terminated plan. Upon his retirement from service as a director, Mr. Myers is eligible to receive retirement benefits in an annual total of $15,000, for a period equal to the number of years of his service through December 31, 1996 (6 years). All benefits payable under the plan cease upon the death of the nonemployee director.

Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under "Compensation Discussion and Analysis — Benefits — Deferred Compensation Plans" below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following disability, death or separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to fifteen years. Mr. Taketa was the only nonemployee director who participated in this plan in 2015.

Nonemployee directors are also eligible to participate in the HEI Nonemployee Directors' Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director participated in such plan in 2015.

Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI, Hawaiian Electric Company or American Savings Bank employees. No nonemployee director participated in such plans in 2015.

   DIRECTOR COMPENSATION

2015 DIRECTOR COMPENSATION TABLE

The table below shows the compensation paid to HEI nonemployee directors in 2015.

Name	Fees Earned or Paid in Cash ($)[3]	Stock Awards ($)[4]	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)[5]	Total ($)

Thomas B. Fargo	84,000	75,000	—	159,000
Peggy Y. Fowler	75,000	75,000	—	150,000
A. Maurice Myers	75,000	75,000	—	150,000
Keith P. Russell	85,000	75,000	—	160,000
James K. Scott	69,000	75,000	—	144,000
Kelvin H. Taketa[1]	75,000	75,000	—	150,000
Barry K. Taniguchi	90,000	75,000	—	165,000
Jeffrey N. Watanabe, Chairman[2]	321,000	75,000	—	396,000

1
In 2015, Mr. Taketa elected to defer $60,000 of his fees under the 2011 Deferred Compensation Plan. Mr. Taketa did not have above-market or preferential earnings on nonqualified deferred compensation in 2015.

2
Mr. Watanabe's fees were for service as director and Chairman of the HEI Board and as a member of the Compensation Committee. He also served on the HEI Executive Committee and the American Savings Bank Board and Executive Committee. As explained above, HEI directors do not receive additional compensation for service on the boards of HEI's subsidiaries but do receive fees for service on subsidiary committees. Mr. Watanabe's responsibilities are described above under "Corporate Governance — The Board's leadership structure."

3
See detail of cash retainers for Board and committee service below.

4
As discussed above under "Components of director compensation," HEI nonemployee directors received shares of HEI Common Stock valued at $75,000 as the annual grant to HEI directors under the HEI 2011 Nonemployee Director Stock Plan.

5
As discussed above under "Components of director compensation," pension benefits for Mr. Myers were frozen in 1996, when the HEI Nonemployee Director Retirement Plan was terminated. Accordingly, he does not receive credit for service after 1996 under that plan. Change in pension value reflects actuarial assumptions, such as discount rate. The value of Mr. Myers' pension declined in 2015. In accordance with SEC rules, this decline in pension value is shown as no change in the chart above.

The table below shows the breakdown of cash retainers paid to HEI nonemployee directors for Board and committee service (including subsidiary committee service).

Name	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chairman Retainer ($)	HECO Audit Committee Retainer ($)	ASB Audit Committee Retainer ($)	ASB Risk Committee Retainer ($)	Total ($)

Thomas B. Fargo	65,000	19,000	—	—	—	—	84,000
Peggy Y. Fowler	65,000	6,000	—	4,000	—	—	75,000
A. Maurice Myers	65,000	6,000	—	—	—	4,000	75,000
Keith P. Russell	65,000	6,000	—	—	4,000	10,000	85,000
James K. Scott	65,000	4,000	—	—	—	—	69,000
Kelvin H. Taketa	65,000	10,000	—	—	—	—	75,000
Barry K. Taniguchi	65,000	15,000	—	—	10,000	—	90,000
Jeffrey N. Watanabe, HEI Chairman	65,000	6,000	250,000	—	—	—	321,000

Director stock ownership and retention

HEI directors are required to own and retain HEI stock throughout their service with the Company. Each director has until January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (compliance date) to reach the following ownership levels: Chairman of the Board — 2x annual cash retainer, other HEI directors — 5x annual cash retainer. As of January 1, 2016, each director who had reached his or her compliance date had achieved his or her stock ownership target.

Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer. The Committee has the authority to approve hardship exceptions to these retention requirements.

   PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this Proxy Statement.

The Compensation Committee and Board believe that HEI's executive compensation program is effective in achieving our goals of promoting long-term value for shareholders and attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:

  Resolved, that the shareholders approve, in an advisory vote, the compensation of HEI's named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2016 Annual Meeting of Shareholders.

Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company's executive compensation policies and practices and the compensation of our named executive officers.

We currently hold a say-on-pay vote every year, consistent with the vote of our shareholders at our 2011 Annual Meeting. Shareholders have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least once every six years. We will hold our next advisory vote on the frequency of say-on-pay votes no later than 2017.

While the say-on-pay vote is advisory and is therefore nonbinding, the Compensation Committee and Board consider the vote results when making future decisions regarding HEI's executive compensation program.

Your Board recommends that you vote FOR the advisory resolution approving the compensation of HEI's named executive officers as disclosed in this Proxy Statement.

   COMPENSATION DISCUSSION AND ANALYSIS

 COMPENSATION DISCUSSION AND ANALYSIS

This section describes our executive compensation program and the compensation decisions made for our 2015 named executive officers. Three of our named executive officers are executives at HEI (the holding company), one currently leads Hawaiian Electric Company (our electric utility subsidiary), and one heads American Savings Bank (our bank subsidiary):

Name	Title	Entity

Constance H. Lau	HEI President & CEO	Holding company
James A. Ajello	HEI Executive Vice President & Chief Financial Officer	Holding company
Chet A. Richardson	HEI Executive Vice President, General Counsel, Secretary & Chief Administrative Officer	Holding company
Alan M. Oshima	Hawaiian Electric Company President & CEO	Electric utility subsidiary
Richard F. Wacker	American Savings Bank President & CEO	Bank subsidiary

Executive summary

Our guiding principles shape our program design and pay decisions

In designing HEI's executive compensation program and making pay decisions, the Compensation Committee (Committee) follows these guiding principles:

•
pay should reflect Company performance, particularly over the long-term,

•
compensation programs should align executive interests with those of our shareholders,

•
programs should be designed to attract, motivate and retain talented executives who can drive the Company's success, and

•
the cost of programs should be reasonable while maintaining their purpose and benefit.

Key design features

•
Straight-forward design. The compensation program for our named executive officers is simple and straight-forward. The program is comprised of four primary elements — base salary, performance-based annual incentives, performance-based long-term incentives earned over three years and time-based restricted stock units (RSUs) that vest in equal annual installments over four years.

•
Emphasis on variable (performance-based) pay over fixed pay. Through the target compensation mix, we emphasize variable pay over fixed pay, with the majority of the target compensation opportunity for each named executive officer linked to the Company's financial, market and operating results.

•
Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.

   COMPENSATION DISCUSSION AND ANALYSIS

Our compensation practices demonstrate our commitment to sound governance

The tables below summarize our current executive compensation practices — both what we do (to drive performance and manage risk) and what we don't do:

What We Do

✓	Link pay to performance
✓	Utilize rigorous performance conditions that encourage long-term value creation
✓	Balance short- and long-term compensation to promote sustained performance over time
✓	Benchmark toward the competitive median in setting compensation levels
✓	Review tally sheets when making compensation decisions
✓	Mitigate undue risk in compensation programs
✓	Utilize "double-trigger" change-in-control agreements
✓	Maintain clawback policy for performance-based compensation
✓	Require stock ownership and retention by named executive officers; CEO must own five times her base salary
✓	Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
✓	Utilize an independent compensation consultant to advise the Committee

What We Don't Do

No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan frozen in 2009
No compensation programs that are reasonably likely to create material risk to the Company
No significant perquisites
No repricing of underwater equity-based grants
No dividends or dividend equivalents on unearned performance shares

2015 say-on-pay vote and 2016 program

At our 2015 Annual Meeting, approximately 90% of votes cast approved our executive compensation program through the advisory say-on-pay vote. The Compensation Committee reviewed this say-on-pay result and considered this vote to be supportive of the Company's executive compensation program and determined not to make any significant changes to the program for the compensation cycle beginning in 2016.

How we make compensation decisions

Our roles in determining compensation are well-defined

Compensation Committee

The Committee oversees the design and implementation of our executive compensation programs. On an annual basis, the Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Committee:

•
Engages in extensive deliberations in meetings held over several months

•
Consults with its independent compensation consultant during and outside of meetings

•
Focuses on the Company's long-term strategy and nearer-term goals to achieve such strategy in setting performance metrics and goals

•
Reviews tally sheets for each named executive officer to understand how the elements of compensation

   COMPENSATION DISCUSSION AND ANALYSIS

  relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable compensation, minimal perquisites and change in pension value and also show historical compensation)

•
Examines data and analyses prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices

•
Reviews Company performance and discusses assessments of the individual performance of senior members of management

•
Analyzes the reasonableness of incentive payouts in light of the long-term benefits to shareholders

•
Considers trends in payouts to determine whether incentive programs are working effectively

•
Reviews risk assessments to determine whether compensation programs and practices carry undue risk

Early each year, the Committee determines payouts under incentive plans ending in the prior year, establishes performance metrics and goals for incentive plans beginning that year and recommends to the Board and subsidiary boards the level of compensation and mix of pay elements for each named executive officer.

The independent directors evaluate the CEO's performance, consider Committee recommendations concerning her pay and determine her compensation. The Board and subsidiary boards also review the performance of and Committee recommendations concerning the other named executive officers and approve their compensation.

Executive officers

The CEO, who is also an HEI director, assesses and reports on the performance of the other named executive officers and makes recommendations to the Committee with respect to their levels of compensation and mix of pay elements. She also participates in Board deliberations in acting on the Committee's recommendations regarding the other named executive officers. She does not participate in the deliberations of the Committee to recommend, or of the Board to determine, her own compensation.

Management supports the Committee in executing its responsibilities by providing materials for Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); by attending portions of Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and by supplying data and information as requested by the Committee and/or its independent compensation consultant.

Compensation consultant & consultant independence

The Committee's independent compensation consultant, Frederic W. Cook & Co., Inc. (Fred Cook & Co.), is retained by, and reports directly to, the Committee. Fred Cook & Co. provides the Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition, and competitive pay levels, and provides related research, data and analysis. Fred Cook & Co. also advises the Committee regarding analyses and proposals presented by management. A representative of Fred Cook & Co. generally attends Committee meetings, participates in Committee executive sessions, and communicates directly with the Committee.

In early 2016, as in 2015, the Committee evaluated Fred Cook & Co.'s independence, taking into account all relevant factors, including the factors specified in the NYSE listing standards and the absence of other relationships between Fred Cook & Co. and the Company, its directors or executive officers. Based on its review of such factors, and based on Fred Cook & Co.'s independence policy, which was shared with the Committee, the Committee concluded that Fred Cook & Co. is independent and that the work of Fred Cook & Co. has not raised any conflict of interest.

   COMPENSATION DISCUSSION AND ANALYSIS

We use comparative market data as a reference point for compensation

Compensation benchmarking

The Committee considers comparative market compensation as a reference in determining pay levels and mix of pay components. While the Committee seeks to position named executive officer target compensation opportunity (comprised of base salary, target performance-based annual incentive, target performance-based long-term incentive and time-vested RSUs) at the comparative market median, the Committee may decide that an executive's pay opportunity should be higher or lower based on internal equity or the executive's level of responsibility, experience, expertise, performance and retention and succession considerations.

Comparative market data used in setting 2015 executive pay consisted of information from public company proxy statements for peer group companies and, for Ms. Lau, Mr. Ajello, Mr. Oshima and Mr. Richardson, data from the Towers Watson Energy Services Survey, which consists of compensation data for 94 companies. The data was regressed based on revenues of $3.3 billion for appropriate size comparison for HEI.

Comparative market data available in late 2014 was used to establish the 2015 target compensation opportunity. On the basis of such data, the Committee set the target compensation opportunity for all named executive officers at approximately the comparative market median.

Peer Groups

Compensation peers

The Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation, with analysis and recommendations provided by Fred Cook & Co.

For 2015 compensation, the Committee used one peer group for the compensation of the named executive officers employed by HEI (Ms. Lau, Mr. Ajello and Mr. Richardson) and its electric utility (Mr. Oshima) and used a separate peer group for the named executive officer employed by ASB (Mr. Wacker), given the differences in ASB's business from the business of HEI's utility subsidiaries.

   COMPENSATION DISCUSSION AND ANALYSIS

For 2015, the Committee determined, with input from Fred Cook & Co., that HEI's peer group should be set to situate HEI near the median for revenues. The Committee determined that the companies in the 2014 bank subsidiary peer group remained appropriate and no changes to that peer group were needed for 2015, except for the removal of Prosperity Bancshares, which was removed because its total assets exceeded 3x ASB's total assets. The selection criteria and resulting 2015 HEI and bank subsidiary peer groups are set forth below.

	HEI 2015 Peer Group (applies to Ms. Lau, Mr. Ajello, Mr. Oshima and Mr. Richardson)		Bank Subsidiary 2015 Peer Group (applies to Mr. Wacker)

Selection Criteria	Electric and multi-utility companies		High-performing regional banks and thrifts
	Revenue balanced in a range of approximately 0.5x to 2x HEI's revenue		Total assets balanced in a range of approximately 0.5x to 2x American Savings Bank's total assets
	Market cap and location as secondary considerations		Available compensation data
Available compensation data

Peer Group for 2015	Alliant Energy	Pepco Holdings	1st Source	Flushing Financial
Compensation	Ameren	Pinnacle West	BancFirst	Glacier Bancorp
	Avista	PNM Resources	Bank of Hawaii	Great Southern Bancorp
	CenterPoint Energy	Portland General Electric	Bank of the Ozarks	IBERIABANK
	CMS Energy	SCANA	Central Pacific Financial	Independent Bank
	Eversource Energy*	TECO Energy	City Holding Company	NBT Bancorp
	Great Plains Energy	UIL Holdings	Community Bank System	Park National
	Integrys Energy	Vectren	CVB Financial	Republic Bancorp
	MDU Resources	Westar Energy	Dime Community Bancshares	United Bankshares
	NiSource	Wisconsin Energy	First Financial	Westamerica Bancorp
OGE Energy
* Previously named Northeast Utilities

Performance peers

In addition to the peer companies used for benchmarking executive compensation, certain of the performance metrics used in the long-term incentive plans (described below under "Long-term incentives") is based on performance relative to performance peers. HEI's Relative Total Shareholder Return (TSR) performance is measured against the performance of the utilities in the Edison Electric Institute (EEI) Index and ASB's Relative Return on Assets (ROA) performance metric is based on ASB's performance compared to that of all U.S. banks with assets of $3.5 billion to $8 billion. See Note 4 to the "2015-17 Long-Term Incentive, Performance Metrics & Why We Use Them" table on page 39 for an explanation of ASB's Relative ROA. See Note 1 to the "2013-15

   COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive, Performance Metrics & Why We Use Them" table on page 41 for an explanation of HEI's Relative TSR. The performance peers for both metrics are set forth below:

Edison Electric Index (EEI) Peers for HEI Long-Term Incentive Plan Relative Total Shareholder Return Metric (3-year Total Return for 1/1/2013 through 12/31/15)

The EEI is an association of U.S. shareholder-owned electric companies that are representative of comparable investment alternatives to HEI. The EEI's members serve virtually all of the ultimate customers in the shareholder-owned segment of the industry.

Allete, Inc.	Duke Energy Corp.	NextEra Energy Inc.	SCANA Corp.
Alliant Energy Corp.	Edison International	NiSource Inc.	Sempra Energy
Ameren Corp.	El Paso Electric Co.	NorthWestern Corp.	Southern Co.
American Electric Power Co.	Empire District Electric Co.	OGE Energy Corp.	TECO Energy
Avista Corp.	Entergy Corp.	Otter Tail Corp.	UIL Holdings Corp.
Black Hills Corp.	Eversource Energy	Pepco Holdings Inc.	Unitil Corp.
Centerpoint Energy Inc.	Exelon Corp.	PG&E Corp.	Vectren Corp.
Cleco Corp.	FirstEnergy Corp.	Pinnacle West Capital Corp.	WEC Energy Group
CMS Energy Corp.	Great Plains Energy Inc.	PNM Resources Inc.	Westar Energy Inc.
Consolidated Edison Inc.	IDACORP Inc.	Portland General Electric	Xcel Energy Inc.
Dominion Resources Inc.	MDU Resources Group Inc.	PPL Corp.
DTE Energy Co.	MGE Energy Inc.	Public Service Enterprise Group Inc.

2015 Bank Performance Peer Group for Long-Term Incentive Plan Relative Return on Assets (ROA) Metric

The performance peer group for ASB's long-term incentive plan ROA metric includes all publicly traded banks and thrifts with total assets between $3.5 billion and $8 billion. The specific banks and thrifts in the bank ROA peer group in one year may differ from the banks and thrifts in the group in the next year, as total assets for a given institution may change from year to year.

1st Source Corporation	Farmers & Merchants Bank of Long Beach	Pinnacle Financial Partners, Inc.
Ameris Bancorp	FCB Financial Holdings, Inc.	Renasant Corporation
BancFirst Corporation	First Busey Corporation	Republic Bancorp, Inc.
Bancorp, Inc.	First Commonwealth Financial Corporation	S&T Bancorp, Inc.
Bank of the Ozarks, Inc.	First Financial Bancorp.	Sandy Spring Bancorp, Inc.
Banner Corporation	First Financial Bankshares, Inc.	ServiceFirst Bancshares, Inc.
BBCN Bancorp, Inc.	First Merchants Corporation	Simmons First National Corporation
Berkshire Hills Bancorp, Inc.	Flushing Financial Corporation	South State Corporation
BNC Bancorp	Great Southern Bancorp, Inc.	Sterling Bancorp
Boston Private Financial Holdings, Inc.	Heartland Financial USA, Inc.	Tompkins Financial Corporation
Brookline Bancorp, Inc.	Home BancShares, Inc.	TriCo Bancshares
Capital Bank Financial Corporation	HomeStreet, Inc.	TrustCo Bank Corp NY
CenterState Banks, Inc.	Independent Bank Corporation	Union Bankshares Corporation
Central Pacific Financial Corporation	Kearney Financial Corp. (MHC)	United Community Banks, Inc.
Century Bancorp, Inc.	Lakeland Bancorp, Inc.	United Financial Bancorp, Inc.
Chemical Financial Corporation	Legacy Texas Financial Group, Inc.	Washington Trust Bancorp, Inc.
Community Bank System, Inc.	National Bank Holdings Corporation	WesBanco, Inc.
Community Trust Bancorp, Inc.	NBT Bancorp Inc.	Westamerica Bancorporation
Customers Bancorp, Inc.	Northwest Bancshares, Inc.	Willshire Bancorp, Inc.
CVB Financial Corp.	OFG Bancorp	WSFS Financial Corporation
Dime Community Bancshares, Inc.	Opus Bank	Yadkin Financial Corporation
Eagle Bancorp, Inc.	Park National Corporation

   COMPENSATION DISCUSSION AND ANALYSIS

What we pay and why: Compensation elements and 2015 pay decisions

Each element of compensation supports important objectives

The total compensation program for named executive officers is made up of the five components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives, and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail in the pages that follow.

Compensation Element	Summary	Objectives

Base Salary	Fixed level of cash compensation targeted to peer group median (but may vary based on performance, experience, responsibilities and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives	Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is a percentage of base salary. Performance below threshold levels yields no incentive payment.	Drive achievement of key business results linked to long-term strategy and reward executives for their contributions to such results. Balance compensation cost and return by paying awards based on performance.
Long-Term Performance-Based Incentives	Variable equity* award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is a percentage of base salary. Performance below threshold levels yields no incentive payment.	Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity*.
Balance compensation cost and return by paying awards based on performance.
Annual RSU Grant	Annual equity grants in the form of RSUs that vest in equal installments over 4 years. Amount of grant is a percentage of base salary.	Promote alignment of executive and shareholder interests by ensuring executives have significant ownership of HEI stock. Retain talented leaders through multi-year vesting.
Benefits	Includes defined benefit pension plans and retirement savings plan (for HEI/utility employees) and defined contribution plan (for bank employees); deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).	Enhance total compensation with meaningful and competitive benefits that promote peace of mind and contribute to financial security.
Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.

*
In light of the pending merger with NextEra Energy, Inc., the Committee decided to provide for the 2015-17 LTIP to be settled in cash in lieu of equity. The Committee determined that during the pendency of the merger the Company's stock price might be affected at least in part by merger considerations that are unrelated to the Company's true operating performance and that, as a result, the compensatory goals of the LTIP would be better served by a cash settlement.

Modest changes to elements in 2015

On an annual basis, the Committee reviews and recommends each named executive officer's target compensation opportunity, which is composed of four of the five elements from the chart above: base salary, annual incentive opportunity at target, long-term incentive opportunity at target and annual RSU grant. The last three of these elements are established as a percentage of base salary.

   COMPENSATION DISCUSSION AND ANALYSIS

The Committee made modest changes to the mix of elements for 2015, as shown in the chart below.

	Base Salary ($)			Annual Incentive (Target Opportunity[1] as % of Base Salary)		Long-term Incentive (Target Opportunity[1] as % of Base Salary)		Restricted Stock Units (Grant Value as % of Base Salary)

Name	2014		2015	2014	2015	2014-16	2015-17	2014	2015

Constance H. Lau	815,000		839,450	100	same	160	same	75	same
James A. Ajello	543,700		560,000	60	same	80	same	50	same
Chester A. Richardson	412,400		424,800	55	same	70	same	50	same
Alan M. Oshima	550,000	[2]	566,500	50/75[3]	same (75)	55	90[4]	45	50
Richard F. Wacker	604,000		622,100	80	same	80	same	20	same

1
The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively.

2
The Committee set Mr. Oshima's base salary at $550,000 upon his promotion to Hawaiian Electric President & CEO effective October 1, 2014. From January 1, 2014 to May 18, 2014, Mr. Oshima's base salary while at HEI was $331,000 and from May 19, 2014 to September 30, 2014, his base salary as a Hawaiian Electric senior executive on loan from HEI was $386,580. Mr. Oshima's pro-rated base salary for 2014 was $406,593, which is reflected in the "2015 Summary Compensation Table" on page 50.

3
Mr. Oshima's target annual incentive opportunity was increased from 50% to 75% upon his promotion to Hawaiian Electric President & CEO in October 2014.

4
Mr. Oshima's target long-term incentive opportunity was increased from 55% to 90% for 2015 to increase the proportion of his long-term incentive opportunities tied to performance and to be at levels closer to long-term incentive opportunities for similar positions at comparable companies.

Base salary

Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Committee considers competitive market data, internal equity, and each executive's level of responsibility, experience, expertise, performance and retention and succession considerations. The Committee strives to set base salaries at the competitive median, but may determine that the foregoing factors compel a higher or lower salary.

For 2015, Ms. Lau and Messrs. Ajello, Oshima, Richardson and Wacker received base salary increases of 3% to recognize their performance and maintain the market competitiveness of their pay. The resulting 2015 base salaries for the named executive officers are shown in the table above.

Annual incentives

HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI's Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Committee determines the target annual incentive opportunity for each executive, performance metrics for the year, and goals for achievement in those metrics.

2015 target annual incentive opportunity

The target annual incentive opportunity is a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times target, respectively. In establishing the target percentage for each executive, the Committee takes into account the mix of pay elements, competitive market data, internal equity, prior performance and other factors described above under "Base Salary."

The 2015 target annual incentive opportunities for the named executive officers are shown in the table above. For 2015, the Committee recommended, and the Board approved, keeping the target opportunity the same as the 2014 target opportunity for all HEI named executive officers. As a result of Mr. Oshima's promotion to Hawaiian Electric President & CEO in October 2014, at that time Mr. Oshima's target opportunity was increased from 50% to 75%.

   COMPENSATION DISCUSSION AND ANALYSIS

2015 performance metrics, goals, results & payouts

The performance metrics for annual incentives are chosen because they connect directly to the Company's strategic priorities and correlate with creating shareholder value. The 2015 performance metrics for Ms. Lau, Mr. Ajello and Mr. Richardson related to the holding company and its subsidiaries, while the metrics for Mr. Oshima concerned the utility and the metrics for Mr. Wacker related to ASB. The rationale for each metric is shown in the chart below.

In addition to selecting performance metrics, the Committee determines the level of achievement required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Committee's belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Committee believes threshold should represent solid performance with positive financial/operating results, target should denote achievable goals that include a stretch factor and maximum should signify truly exceptional performance.

The target level for financial goals, such as net income and ROA, is generally set at the level of the Board-approved budget, which represents the level of accomplishment the Company seeks to achieve for the year. In setting the threshold and maximum levels, the Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.

The previously reported restatements of HEI's and Hawaiian Electric's financial statements (see page iii in the Proxy Summary and HEI's Form 8-K filed on November 5, 2015), including the subsequent cash flow statements and related corrections, did not impact HEI's and Hawaiian Electric's balance sheets or income statements. Since HEI's and Hawaiian Electric's metrics and goals do not involve or reflect results relating to the cash flow statements, the restatements and corrections did not impact compensation matters in any way.

The chart below identifies the 2015 annual incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2015 and the corresponding payout as a percentage of the target opportunity. The results shown below incorporate the Committee's decisions described below under "Adjustments for unusual events — 2015 Annual Incentive."

   COMPENSATION DISCUSSION AND ANALYSIS

2015 Annual Incentive Performance Metrics & Why We Use Them		Goals				Total Payout as % of Target
	Weighting	Threshold	Target	Maximum	Result

Lau, Ajello and Richardson
HEI Consolidated Net Income[1] focuses on fundamental earnings growth, which correlates to shareholder value.	60%	$157.6M	$175.1M	$188.1M	$183.4M
Clear Interconnection Queue[2] encourages greater integration of customer sited solar.	8.34%	Clear 98% of Oahu NEM queue as of 10/22/14, by 12/31/15	Clear 90% of Oahu NEM queue as of 10/22/14, by 4/30/15	Clear 98% of Oahu NEM queue as of 10/22/14, by 9/30/15	Maximum
Electric Vehicle (EV) Program[3] focuses on reducing fossil fuel use and managing EV impact to customer grid services.	8.33%	Establish business model group to develop an electrification of transportation business plan by 3/31/15	Submit business plan for the electrification of transportation business to Board by 8/31/15	Obtain PUC approval for implementing an electrification of transportation business plan that includes products, services, and tariffs by 12/1/15	Target
						150%
Integrated Demand Response[4] promotes expansion of customer options for renewable energy and lower customer bills.	8.33%	Develop program by incorporating feedback from the Request For Information to promote vendor participation and a variety of vendor approaches by 5/1/15	Procure services from collaborators or service providers, and work with customers to operationalize demand response technologies by 7/1/15	Roll out customer demand response programs by 12/24/15	Target
ASB ROA[5] measures how efficiently the bank deploys its assets by comparing return to total assets.	15%	0.88%	0.94%	1.02%	0.95%
Oshima
Utility Consolidated Net Income[1] — see HEI Net Income above.	45%	$125.2M	$139.1M	$153.0M	$143.9M
Clear Interconnection Queue[2] encourages greater integration of customer sited solar.	10%	Clear 98% of Oahu NEM queue as of 10/22/14, by 12/31/15	Clear 90% of Oahu NEM queue as of 10/22/14, by 4/30/15	Clear 98% of Oahu NEM queue as of 10/22/14, by 9/30/15	Maximum
Electric Vehicle Program[3] focuses on reducing fossil fuel use and managing EV impact to customer grid services.	10%	Establish business model group to develop an electrification of transportation business plan by 3/31/15	Submit business plan for the electrification of transportation business to Board by 8/31/15	Obtain PUC approval for implementing an electrification of transportation business plan that includes products, services, and tariffs by 12/1/15	Target
						101%
Integrated Demand Response[4] promotes expansion of customer options for renewable energy and lower customer bills.	10%	Develop program by incorporating feedback from the Request For Information to promote vendor participation and a variety of vendor approaches by 5/1/15	Procure services from collaborators or service providers, and work with customers to operationalize demand response technologies by 7/1/15	Roll out customer demand response programs by 12/24/15	Target
Consolidated Safety/TCIR[5] rewards improvements in workplace safety, promoting employee wellbeing and reducing expense.	5%	1.28 TCIR	1.16 TCIR	1.05 TCIR	2.26
Consolidated Customer Satisfaction[6] focuses on improving the customer experience through all points of contact with the utility.	10%	62	64	68	61
Consolidated System Average Interruption Duration Index (SAIDI)[7] promotes system reliability for customers.	10%	120 minutes	115 minutes	110 minutes	135 minutes
Wacker
ASB ROA[8] measures how efficiently the bank deploys its assets by comparing return to total assets.	40%	0.88%	0.94%	1.02%	0.95%	126%
ASB Net Income[9] — see HEI Net Income above.	60%	$50.0M	$53.5M	$57.0M	$54.7M

   COMPENSATION DISCUSSION AND ANALYSIS

1
The HEI and Utility Net Income results represent HEI's and the utility's non-GAAP adjusted net income for 2015, respectively. Non-GAAP adjusted net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2015 described below under "Adjustments for unusual events — 2015 Annual Incentive." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

2
Clearing the Interconnection Queue represents resolution of technical issues to allow greater integration of customer sited solar, while maintaining the reliability standards necessary to maintain grid integrity.

3
Electric Vehicle Program is based on reducing reliance on fossil fuel in the transportation sector and actively managing electric drive vehicles' impact to customer grid services.

4
Integrated Demand Response is based on expanding customer options for renewable energy and lowering customer bills.

5
Consolidated Safety is measured by Total Cases Incident Rate (TCIR), a standard measure of employee safety. TCIR equals the number of Occupational Safety and Health Administration recordable cases as of 12/31/15 × 200,000 productive hours divided by productive hours for the year. The lower the TCIR the better.

6
Consolidated Customer Satisfaction is based on customer surveys conducted by a third party vendor.

7
SAIDI is measured by the average outage duration for each customer served, exclusive of catastrophic events.

8
The ASB ROA result is ASB's net income divided by its average total assets for the period. Average total assets is calculated by averaging the total assets for each day in the period.

9
The ASB Net Income result represents ASB's net income for 2015.

The following chart shows how Total Payout as a percentage (%) of Target from the chart above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the "Nonequity Incentive Plan Compensation" column of the "2015 Summary Compensation Table" on page 50. The range of possible annual incentive payouts for 2015 is shown in the "2015 Grants of Plan-Based Awards" table on page 52.

Name	Target Opportunity (% of base salary)		Base Salary ($)		Target Payout ($)		Total Payout as a % of Target (%)		2015 Actual Annual Incentive Payout ($)[1]

Constance H. Lau	100	×	839,450	=	839,450	×	150	=	$1,246,773
James A. Ajello	60	×	560,000	=	336,000	×	150	=	$499,037
Chet A. Richardson	55	×	424,800	=	233,640	×	150	=	$347,008
Alan M. Oshima	75	×	566,500	=	424,875	×	101	=	$427,168
Richard F. Wacker	80	×	622,100	=	497,680	×	126	=	$627,503

1
Figures in chart may not calculate to the amount shown in 2015 Actual Annual Incentive Payout due to rounding of the Total Payout as % of Target. Total Payout as % of Target was rounded for ease of presentation.

Adjustments for unusual events — 2015 Annual Incentive

The Committee considers adjustments to performance results with caution and only in circumstances that are unforeseen and unique or extraordinary. The Committee recognizes that the two operating subsidiaries are heavily regulated and external forces can impact incentive plans significantly. The Committee is also mindful of only considering adjustments that are warranted and will also serve the long-term interests of shareholders.

Hawaiian Electric-related adjustments for the 2015 EICP flowed through to HEI and thus affected the HEI 2015 EICP outcome. In determining Hawaiian Electric's 2015 net income for purposes of the 2015 EICP, the Committee considered the effect of one unusual event that was material to the utilities. The event was the Hawaii Public Utilities Commission's (PUC) decoupling order issued on May 28, 2015 that implemented changes to the Rate Adjustment Mechanism (RAM) in Hawaiian Electric's decoupling mechanism, including the operations and maintenance level in the RAM as well as other changes, which cumulatively had a negative impact of $7.7 million on Hawaiian Electric's net income. The Committee determined that it was appropriate to exclude the unanticipated event described above resulting in a net $7.7 million positive adjustment to the utility's net income for purposes of 2015 performance under the annual incentive plan. The Committee deemed the exclusion of the impact of the decoupling decision to be appropriate because the PUC's decision was not anticipated, was not contemplated at the time the performance goals were established and

   COMPENSATION DISCUSSION AND ANALYSIS

was unrelated to Hawaiian Electric management's decisions and actions.

In line with prior practice, the Committee applied the exclusion described above to the holding company named executive officers (Ms. Lau, Mr. Ajello and Mr. Richardson) for the 2015 annual incentive for the same reasons stated above.

With respect to HEI, in early 2015, the Committee considered the effects of the costs relating to the proposed merger with NextEra Energy, Inc. and pre-approved the exclusion of the costs related to the merger/integration/spin-off for determining HEI's 2015 net income. As a result, $15.8 million of merger/integration/spin-off costs were excluded for purposes of measuring HEI's net income for 2015. Of that $15.8 million amount, $0.5 million represented Hawaiian Electric's merger-integration costs, which were excluded from Hawaiian Electric's 2015 net income. The Committee deemed such exclusions to be appropriate because the merger transaction is an extraordinary event that is unrelated to HEI or Hawaiian Electric managements' actions with respect to ongoing business operations, and because of its material impact on HEI and Hawaiian Electric.

See "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments," attached as Exhibit B.

Long-term incentives

HEI named executive officers and other executives are also eligible to earn awards under HEI's Long-Term Incentive Plan (LTIP) based on achievement of performance goals over rolling three-year periods. These incentives are designed to directly tie executive interests with those of shareholders by historically rewarding executives for long-term value growth and by paying such awards in HEI stock. The 2013-15 and 2014-16 LTIP award opportunities were established as a number of shares of HEI stock. In light of the pending merger with NextEra Energy, Inc., the Committee decided to provide for the 2015-17 LTIP to be settled in cash in lieu of equity. The Committee determined that the Company's stock price might be affected at least in part by merger considerations that are unrelated to the Company's true operating performance and that, as a result, the compensatory goals of the LTIP would be better served by a cash settlement.

The three-year performance periods foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because at any one time three separate potential awards are affected by current performance.

Similar to the annual incentives, in developing long-term incentives, the Committee determines the target incentive opportunity for each executive, performance metrics for the three-year period and goals for achievement in each metric.

2015-17 long-term incentives

2015-17 target long-term incentive opportunity

As with the annual incentives, the target long-term incentive opportunity is a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times target, respectively. In establishing the target percentage for each executive, the Committee considers the mix of pay elements, competitive market data, internal equity, performance and other factors described above under "Base Salary."

For the 2015-17 period, the Committee recommended, and the Board approved, an increase in the target opportunity for Mr. Oshima (from 55% to 90%) to increase the proportion of his long-term incentive opportunities tied to performance and to be at levels closer to the long-term incentive opportunities for his position at comparable companies. The Committee made no changes to the target incentive opportunities for the other named executive officers for 2015-17, as it determined that the target long-term incentive opportunities for the prior performance period remained appropriate. The 2015-17 target long-term incentive opportunities for the named executive officers are shown on page 34.

   COMPENSATION DISCUSSION AND ANALYSIS

2015-17 performance metrics and goals

The performance metrics for long-term incentives are chosen for their direct relation to creating long-term value for shareholders. Ms. Lau, Mr. Ajello, and Mr. Richardson have metrics connected to holding company performance and Mr. Oshima and Mr. Wacker have other metrics focused on their respective subsidiaries.

In addition to selecting performance metrics, the Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles the Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Committee's belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Committee believes threshold should represent solid performance with positive financial/operating results, target should denote achievable goals that include a stretch factor and maximum should signify truly exceptional performance.

The target level for financial goals, such as three-year average annual EPS growth, three-year average net income and three-year ROACE, relate to the levels the Company seeks to achieve over the performance period. In setting the threshold and maximum levels, the Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2015-17 period, the Committee chose the metrics and goals in the following chart to encourage long-term achievement of earnings and growth in shareholder value.

		Goals
2015-17 Long-Term Incentive Performance Metrics & Why We Use Them
	Weighting	Threshold	Target	Maximum

Lau, Ajello and Richardson
HEI 3-year Average Annual EPS Growth[1] promotes shareholder value by focusing on EPS growth over a three-year period.	50%	2.2%	3.5%	4.5%
Weighted Composite of Utility (2/3) and ASB (1/3) 3-year ROACE[2] measures profitability based on net income returned as a % of average common equity.	50%	8.0%	8.9%	9.8%
Oshima
HEI 3-year Average Annual EPS Growth[1] — see above.	50%	2.2%	3.5%	4.5%
Utility 3-year ROACE as a % of Allowed Return[3] measures the performance of the utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator.	50%	73%	83%	93%
Wacker
ASB Relative ROA[4] compares how efficiently ASB deploys its assets compared to its performance peers (Bank Performance Peers).	50%	40th percentile	50th percentile	60th percentile
ASB 3-year Avg. Net Income[5] focuses on fundamental earnings growth, which correlates to shareholder value.	50%	$53.7M	$56.9M	$60.3M

1
HEI 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year's (2015, 2016 and 2017, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by 3.

2
Weighted Composite of Utility and ASB 3-year ROACE is the weighted composite of the utility's and ASB's ROACE, which calculation is average net income divided by average common equity for the period, with net income and common equity of Hawaiian Electric and ASB adjusted for exclusions the Committee allows for utility and ASB results. For purposes of this metric, the utility is weighted two-thirds (2/3) and ASB is weighted one-third (1/3).

3
Utility 3-year ROACE as a % of Allowed Return is the utility's consolidated average ROACE for the performance period compared to the weighted average of the allowed ROACE for the utility and its subsidiaries as determined by the Hawaii Public Utilities Commission for the same period.

4
ASB Relative ROA represents how ASB's ROA compared to the ROA of the Bank Performance Peers during the performance period. The result is obtained by (i) comparing ASB's ROA to the ROA of the performance peers for each year in the period, resulting in a percentile ranking and (ii) taking the average of ASB's ranking for the three years. ROA is ASB's net income divided by average

   COMPENSATION DISCUSSION AND ANALYSIS

  total assets for the year, with ASB's net income adjusted for exclusions allowed by the Committee. Average total assets is determined by averaging the daily total assets for each day of the year.

5
3-year Average Net Income for ASB is the average over the performance period of ASB's GAAP net income, adjusted for exclusions allowed by the Committee.

Shareholders, customers and employees all benefit when the above goals are met. Achievement of these goals makes HEI, the utility and ASB stronger financially, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and its utility and bank subsidiaries face significant external challenges in the 2015-17 period. Extraordinary leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.

2013-15 long-term incentives

The Committee established the 2013-15 long-term incentive opportunities, performance metrics and goals in February 2013.

2013-15 target long-term incentive opportunity

In February 2013, the Committee established the following 2013-15 target incentive opportunities as a percentage of named executive officer base salary. The target opportunities were converted into a potential number of shares based on the fair market value of HEI Common Stock on the date the award opportunities were established.

Name	2013-15 Target Opportunity (as % of Base Salary)	2013-15 Target Opportunity (in shares)

Constance H. Lau	150%	45,463
James A. Ajello	80%	15,704
Chester A. Richardson	70%	10,323
Alan M. Oshima[1]	55%	6,636
Richard F. Wacker	80%	17,601

1
Mr. Oshima was promoted to Hawaiian Electric President and CEO in October 2014 and was not a named executive officer for the year 2013.

2013-15 performance metrics, goals, results & payouts

The Committee established the 2013-15 performance metrics and goals below in February 2013. The Committee selected the metrics for their correlation with long-term shareholder value and alignment with the multi-year strategic plans of HEI and its utility and bank subsidiaries. The chart below identifies the 2013-15 long-term incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2013-15 and the corresponding payout as a percentage of target.

The previously reported restatements of HEI's and Hawaiian Electric's financial statements (see page iii in the Proxy Summary and HEI's Form 8-K filed on November 5, 2015), including the subsequent cash flow statements and related corrections, did not impact HEI's and Hawaiian Electric's balance sheets or income statements. Since HEI's and Hawaiian Electric's metrics and goals do not involve or reflect results relating to the cash flow statements, the restatements and corrections did not impact compensation matters in any way.

The results shown below incorporate the Committee's decision to exclude the impact of the unusual events that affected HEI, Hawaiian Electric and ASB during the 2013-15 period. These various adjustments are described below under "Adjustments for unusual events — 2013-15 LTIP."

   COMPENSATION DISCUSSION AND ANALYSIS

2013-15 Long-Term Incentive Performance Metrics & Why We Use Them		Goals				Total Payout as % of Target
	Weighting	Threshold	Target	Maximum	Result

Lau, Ajello, Richardson and Oshima*
HEI Relative TSR[1] compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	50%	30th percentile	50th percentile	75th percentile	22nd percentile
HEI 3-year Avg. Net Income[2] focuses on fundamental earnings growth, which correlates to shareholder value.	25%	$168M	$190M	$206M	$180M**	51%
HEI 3-year ROACE[3] measures profitability based on net income returned as a % of average common equity.	25%	9.0%	9.9%	10.3%	10.0%
Wacker
ASB Relative ROA[4] compares how efficiently ASB deploys its assets compared to its performance peers (Bank Performance Peers).	40%	60-69th percentile	70-79th percentile	80-100th percentile	60th percentile
ASB 3-year Avg. Net Income[5] — see HEI measure above.	40%	$54M	$57M	$60M	$60M	99%
HEI Relative TSR[1] — see above.	20%	30th percentile	50th percentile	75th percentile	22nd percentile

*
Mr. Oshima, Hawaiian Electric President and CEO, was an HEI employee in 2013 when the 2013-15 LTIP award opportunity was established. Accordingly, HEI's metrics and goals for the 2013-15 LTIP were applied to Mr. Oshima.

**
The Committee determined to correct a prior ministerial error with a $2 million adjustment to HEI's actual net income for purposes of measuring HEI's 2013, 2014 and 2015 net income performance under the 2013-15 LTIP. At the February 4, 2013 Committee meeting, the Committee approved a $2 million lower (than budget) ASB average net income target (average annual net income of $59 million per the 2013-15 budget) with respect to the 2013-15 LTIP. The $2 million target reduction at ASB should have flowed through to HEI's consolidated average net income goal, but that flow through was inadvertently not effected at that time. Accordingly, the $180 million figure includes the $2 million adjustment.

1
HEI Relative TSR compares HEI's TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock based on the December month-average share price at the beginning of the performance period to the December month-average share price at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the beginning December month-average share price.

2
The HEI 3-year Average Net Income result is the average of HEI's non-GAAP adjusted net income for 2013 through 2015. Non-GAAP adjusted net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2013 through 2015 described below under "Adjustments for unusual events — 2013-15 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

3
The HEI 3-year ROACE result is HEI's average net income divided by average common equity for the period, adjusted for exclusions the Committee allows.

4
ASB Relative ROA represents how ASB's ROA compared to the ROA of the Bank Performance Peers during the performance period. The result is obtained by (i) comparing ASB's ROA to the ROA of the performance peers for each year in the period, resulting in a percentile ranking and (ii) taking the average of the bank's ranking for the three years. ROA is ASB's net income divided by average total assets for the year, with ASB's net income adjusted for exclusions allowed by the Committee. Average total assets is determined by averaging the daily total assets for each day of the year.

5
The ASB 3-year Average Net Income result is the average of ASB's adjusted net income for 2013 through 2015. Non-GAAP adjusted net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2013 through 2015 described below under "Adjustments for unusual events — 2013-15 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

   COMPENSATION DISCUSSION AND ANALYSIS

The following chart shows how Total Payout as a percentage (%) of Target from the chart above is converted into a number of shares earned (plus dividend equivalents on earned shares) for each named executive officer. The payouts are also shown in the "2015 Option Exercises and Stock Vested" table on page 54.

					2013-15 Incentive Payout[1]
Name	Target Opportunity (in shares)		Total Payout as a % of Target (%)		(shares)	(dividend equivalents paid as a share number)

Constance H. Lau	45,463	×	51%	=	22,990	3,380
James A. Ajello	15,704	×	51%	=	7,941	1,167
Chet A. Richardson	10,323	×	51%	=	5,220	767
Alan M. Oshima	6,636	×	51%	=	3,356	493
Richard F. Wacker	17,601	×	99%	=	17,413	2,560

1
Figures in chart may not calculate to the number of shares shown in 2013-15 Incentive Payout column due to rounding of the Total Payout as % of Target. Total Payout as % of Target was rounded for ease of presentation.

Adjustments for unusual events — 2013-15 LTIP

As noted above, the Committee considers adjustments to performance results with caution and only in circumstances that are unforeseen and unique or extraordinary. The Committee recognizes that the two operating subsidiaries are heavily regulated and external forces can impact incentive plans significantly. The Committee is also mindful of only considering adjustments that are warranted and will also serve the long-term interests of shareholders. Some of these exclusions were also discussed above regarding the annual incentives.

ASB-related adjustments for the 2013-15 LTIP flowed through to HEI and thus affected the HEI 2013-15 LTIP outcome. In determining ASB's 2013, 2014 and 2015 net income and ROA performance for purposes of the 2013-15 LTIP, the Committee considered the effects of two unusual events that were material to ASB. The first event was the unanticipated application to ASB of the debit card interchange fee cap under the Durbin Amendment to the Dodd-Frank Act (see Durbin Amendment summary below), which had a negative impact of $3 million on ASB's net income for 2013 and $6.2 million on ASB's net income for each of 2014 and 2015. The second was the settlement of ASB's overdraft fee litigation, which had a negative impact of $0.6 million on ASB's net income for 2014.

The Committee determined that it was appropriate to exclude the impact of these events on ASB's net income for those periods, resulting in positive adjustments of $3.0 million, $6.8 million and $6.2 million in ASB's net income for 2013, 2014 and 2015, respectively. The Committee deemed the exclusion of the Durbin Amendment impact to be appropriate because the fee caps were not anticipated to apply to banks the size of ASB, its application to ASB was unrelated to ASB management's actions, and because of its material negative impact on ASB. The Committee also deemed the exclusion of the overdraft fee litigation settlement costs to be appropriate because the costs were not anticipated and were unrelated to ASB management's actions.

Hawaiian Electric-related adjustments for the 2013-15 LTIP also flowed through to HEI and thus affected the HEI 2013-15 LTIP outcome. With respect to Hawaiian Electric's 2014 net income performance, the Committee considered the effects of two unusual events that were material to the utilities. The first event was the unanticipated operational costs relating to Tropical Storm Iselle, which had a negative impact of $1.4 million on Hawaiian Electric's net income for 2014. The second event was the unanticipated impact of the PUC's decision to implement structural changes to Hawaiian Electric's decoupling mechanism, which had a negative impact of $3.6 million on Hawaiian Electric's net income for 2014. The Committee determined that it was appropriate to exclude both events for purposes of measuring 2014 performance under the 2013-15 LTIP, resulting in a $5 million positive adjustment in the utilities' net income for 2014. The Committee deemed the exclusion of costs resulting from Tropical Storm Iselle and the impact of the decoupling structural changes to be appropriate because these events were not anticipated, were not contemplated at the time the performance goals were established and were unrelated to Hawaiian Electric management's decisions and actions.

   COMPENSATION DISCUSSION AND ANALYSIS

In determining Hawaiian Electric's 2015 net income for purposes of the 2013-15 LTIP, the Committee considered the effect of one unusual event that was material to the utilities. The event was the PUC's decoupling order issued on May 28, 2015 that implemented changes to the Rate Adjustment Mechanism (RAM) in Hawaiian Electric's decoupling mechanism, including the operations and maintenance level in the RAM as well as other changes, which cumulatively had a negative impact of $7.7 million on Hawaiian Electric's net income. The Committee determined that it was appropriate to exclude the unanticipated event described above resulting in a net $7.7 million positive adjustment to the utility's net income for purposes of 2015 performance under the 2013-15 LTIP. The Committee deemed the exclusion of the impact of the decoupling decision to be appropriate because the PUC's decision was not anticipated, was not contemplated at the time the performance goals were established and was unrelated to Hawaiian Electric management's decisions and actions.

In early 2015, the Committee considered the effects of the costs relating to the proposed merger with NextEra Energy, Inc. and pre-approved the exclusion of the costs related to the merger/integration/spin-off for determining HEI's 2015 net income. As a result, $15.8 million of merger/integration/spin-off costs were excluded for purposes of measuring HEI's net income for 2015. Of that $15.8 million amount, $0.5 million represented Hawaiian Electric's merger-integration costs, which were excluded from Hawaiian Electric's 2015 net income. The Committee deemed such exclusions to be appropriate because the merger transaction is an extraordinary event that is unrelated to HEI or Hawaiian Electric managements' actions with respect to ongoing business operations, and because of its material impact on HEI and Hawaiian Electric.

In line with prior practice, in addition to the HEI exclusions, the Committee applied the subsidiary level exclusions described above to the holding company named executive officers (Ms. Lau, Mr. Ajello, Mr. Oshima and Mr. Richardson) for the 2013-15 long-term incentive plan for the same reasons stated above. As noted above, Mr. Oshima was an HEI employee in 2013 when he was granted the 2013-15 LTIP award. Accordingly, HEI's metrics and goals for the 2013-15 LTIP were applied to Mr. Oshima.

See "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments," attached as Exhibit B.

Durbin Amendment summary

Section 1075 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), known as the Durbin Amendment, requires the Federal Reserve to issue regulations limiting debit card interchange fees. The Durbin Amendment exempts issuers with assets of less than $10 billion from the fee cap. This exemption is known as the "small issuer exemption." The Congressional intent of the $10 billion threshold was to protect the profitability of smaller community banks like ASB, which has approximately $5.5 billion in assets.

Other financial reform provisions of the Dodd-Frank Act define assets as including assets of affiliates that are "financial in nature"; however, the implementing regulations for the Durbin Amendment did not distinguish financial from non-financial affiliates when calculating asset size. Thus, the inclusion of the assets of HEI's utility causes ASB to be subject to the Durbin Amendment's interchange fee cap in the same manner as far larger banks. None of ASB's performance peers (banks with assets in the $3.5 to $8 billion range) are subject to the fee caps. The fee caps applied to ASB in 2013, 2014 and 2015 (with a negative net income impacts of $3 million, $6.2 million and $6.2 million, respectively).

Restricted stock units

HEI named executive officers are eligible to receive annual equity-based grants in the form of RSUs that vest over a four-year period. RSUs offer executives the opportunity to receive shares of HEI Common Stock when the restrictions lapse, generally subject to continued employment with the Company.

The value of the annual RSU grant is a percentage of the executive's base salary as shown above. These awards are designed to focus executives on creating long-term value for shareholders and other stakeholders. Since they take four years to fully vest, the RSUs also promote retention. The RSUs vest and convert to shares of HEI Common Stock (plus

   COMPENSATION DISCUSSION AND ANALYSIS

compounded dividend equivalent shares on earned shares) in equal annual installments beginning one year from the date of grant. The 2015 RSU grants are set forth in the "2015 Grants of Plan-Based Awards" table on page 52.

Benefits

Retirement and savings plans

HEI, Hawaiian Electric and ASB provide retirement benefits to the named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.

HEI and Hawaiian Electric employees (including each named executive officer employed by HEI or Hawaiian Electric) are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save for retirement on a tax-deferred basis through HEI's 401(k) Plan, which does not provide matching contributions for participants who joined the Company before May 1, 2011. In 2011, HEI amended the HEI Retirement Plan and HEI 401(k) Plan to create a new benefit structure for employees hired on or after May 1, 2011. Employees covered by the new benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI 401(k) Plan. These changes are intended to lower the cost of pension benefits over the long term. Other than Mr. Oshima (who joined the Company after May 1, 2011), none of the named executive officers who participate or participated in the HEI 401(k) Plan receive or received matching contributions under that plan, since all of them joined the Company prior to May 1, 2011.

Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan.

ASB's employees, including its president and CEO (who is a named executive officer), may participate in the American Savings Bank 401(k) Plan, a qualified defined contribution retirement plan that enables employees to save for retirement on a tax-deferred basis. After an employee has completed one year of service, ASB matches the employee's contributions on a dollar-for-dollar basis up to 4% of eligible compensation deferred. In 2015, eligible compensation was capped at $265,000. ASB also provides discretionary, nonelective profit sharing contributions to the accounts of employees who are employed on the last day of the plan year or terminate employment during the plan year because of retirement, death or disability. Mr. Wacker received matching contributions and a profit sharing contribution under the plan in 2015, in each case limited to the amount permitted based on eligible compensation.

Retirement benefits are discussed in further detail in the "2015 Pension Benefits" table and related notes on page 55.

Deferred compensation plans

HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer compensation and the resulting tax liability.

Executives of HEI and Hawaiian Electric and directors of HEI, Hawaiian Electric and ASB may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 that allows deferral of portions of the participants' cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI's 401(k) Plan. There are no matching or other employer contributions under this plan. Messrs. Richardson and Oshima participated in the HEI Deferred Compensation Plan in 2015. HEI and Hawaiian Electric executives were also eligible to defer payment of annual and long-term incentive awards

   COMPENSATION DISCUSSION AND ANALYSIS

and the resulting tax liability under a prior nonqualified deferred compensation plan, although no named executive officer has participated in that plan.

The American Savings Bank Select Deferred Compensation Plan is a nonqualified deferred compensation plan that allows senior members of ASB management to defer up to 100% of current salary, annual bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit sharing contributions. These matching and profit sharing contributions are in an amount that would have been made to the executive's American Savings Bank 401(k) Plan account if not for Internal Revenue Code limits on eligible compensation. Ms. Lau participated in the American Savings Bank Select Deferred Compensation Plan during her employment with ASB. Mr. Wacker did not elect to defer compensation under such plan in 2015, but did receive a profit sharing contribution to his account under the plan for the amount that could not be contributed to his 401(k) Plan account due to Internal Revenue Code limits on eligible compensation. Such profit sharing contribution is included in the "All Other Compensation" column of the "2015 Summary Compensation Table" on page 50.

Deferred compensation benefits are discussed in further detail in the "2015 Nonqualified Deferred Compensation" table and related notes on page 57.

Executive Death Benefit Plan (frozen since 2009)

In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive's beneficiaries following the executive's death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009). Under contracts with plan participants in effect before September 9, 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and traditionally life insurance proceeds have been tax-exempt. Ms. Lau and Messrs. Ajello and Richardson are covered under the Executive Death Benefit Plan. Mr. Oshima is not covered under the plan because he joined HEI after the plan was frozen. Mr. Wacker also joined ASB after the plan was frozen, however, ASB was not a participating employer of the plan. Death benefits are discussed in further detail in the "2015 Pension Benefits" table and related notes on pages 55-56.

Double-trigger change-in-control agreements

The Committee and Board consider change-in-control agreements to be an appropriate tool to recruit executives as an expected part of their compensation package, to encourage the continued attention of key executives to the performance of their duties without distraction in the event of a potential change in control and to assist in retaining key executives. Change-in-control agreements can protect against executive flight during a transaction when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. Accordingly, other than Mr. Oshima, each of the named executive officers currently has a change-in-control agreement.

All of the change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits upon a qualifying termination of the executives' employment following a change in control of HEI. In determining the amount an executive is eligible to receive in such an event, the Committee takes into account the executive's expected role in a potential transaction, value to the organization and internal equity. The agreements approved by the Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Ms. Lau and two times base salary plus annual incentive for Messrs. Ajello, Richardson and Wacker. The annual incentive pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.

The change-in-control agreements have initial terms of two years and automatically renew for an additional

   COMPENSATION DISCUSSION AND ANALYSIS

year on each anniversary unless 90 days' notice of nonrenewal is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control as a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. The agreement for Mr. Wacker also defines a change in control as a change in ownership of ASB. Change-in-control benefits are discussed in further detail in the "Potential Payments upon Termination or Change in Control" section and related notes on pages 58-60.

Minimal perquisites

HEI provides minimal other compensation to the named executive officers in the form of perquisites because such items are commonly provided to business executives in Hawaii, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. In 2015, each named executive officer had a Company-paid club membership for the primary purpose of business entertainment expected of executives in their positions. Mr. Ajello and Mr. Richardson receive four weeks of vacation annually, which is more than other employees with similar length of service typically receive. Mr. Oshima receives three weeks of vacation annually, which is more than other employees with similar length of service typically receive. Mr. Wacker receives 28 days of paid time off annually, which is more than ASB employees with similar length of service below the senior vice president level receive.

No new tax gross ups

HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change-in-control agreements for the named executive officers who have such agreements. As discussed under "Executive Death Benefit Plan," tax gross ups of death benefits only apply to the executives who participated in the Executive Death Benefit Plan prior to September 9, 2009 (the date the plan was frozen).

Additional policies and information

Our programs are designed to guard against excessive risk

HEI's compensation policies and practices are designed to encourage executives to build value for shareholders and key stakeholders (including customers of our businesses), and to discourage decisions that introduce inappropriate risks.

HEI's Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at the holding company and its subsidiaries, and for reporting high risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Committee, are apprised of risks that could have a material adverse effect on HEI.

Risk assessment.    On an annual basis, the Committee reviews a risk assessment of compensation programs in place at HEI and its subsidiaries, which is updated annually by the Company's ERM function. As a result of its review of the risk assessment of compensation programs in place in 2015, the Committee believes that the Company's compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.

Risk mitigation features of our programs.    Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:

•
Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and nonfinancial measures (such as customer satisfaction, safety, integrated demand

   COMPENSATION DISCUSSION AND ANALYSIS

  response and renewable energy initiatives) are aligned with the interests of all of HEI stakeholders.

•
An executive compensation recovery policy ("clawback policy") permits recoupment of performance-based compensation paid to executives found personally responsible for fraud, gross negligence or intentional misconduct that causes a significant restatement of HEI's financial statements.

•
Annual and long-term incentive awards are capped at maximum performance levels.

•
Financial opportunities under long-term incentives are greater than those under annual incentives, emphasizing the importance of long-term outcomes.

•
Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI stock, promote a shared interest in HEI's long-term performance.

•
In typical circumstances long-term incentive plan payouts are 100% equity-based, so executives share in the same upside potential and downside risk as all shareholders. In light of the pending merger with NextEra Energy, Inc., the Committee decided to provide for the 2015-17 LTIP to be settled in cash in lieu of equity. The Committee determined that the Company's stock price might be affected at least in part by merger considerations that are unrelated to the Company's true operating performance and that, as a result, the compensatory goals of the LTIP would be better served by a cash settlement.

•
Annual grants of RSUs and long-term incentives vest over a period of years to encourage sustained performance and executive retention.

•
Performance-based plans use a variety of financial metrics (e.g., net income, ROACE) and nonfinancial performance metrics (e.g., renewable energy initiatives, customer satisfaction) that correlate with long-term creation of shareholder value and are impacted by management decisions.

•
The Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

Share ownership and retention are required throughout employment with the Company

HEI named executive officers are required to own and retain HEI stock throughout employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (compliance date) to reach the following ownership levels:

Position	Value of Stock to be Owned

HEI President & CEO	5x base salary
Other Named Executive Officers	2x base salary

The initial compliance dates were January 1, 2015 for Ms. Lau, January 1, 2016 for Messrs. Ajello, Richardson and Wacker and January 1, 2020 for Mr. Oshima. All named executive officers, with the exception of Mr. Oshima, have already exceeded the specified level of stock ownership for their positions.

Until reaching the applicable stock ownership target, officers subject to the requirements must retain all shares received in payout under the Long-Term Incentive Plan and 20% of shares received through the vesting of restricted stock or RSUs. The Committee has the authority to approve hardship exceptions to these retention requirements.

Hedging and pledging are prohibited

The Company's Insider Trading Policy prohibits all directors, officers and employees of HEI and its subsidiaries (as well as the spouses, minor children, adult family members sharing the same household and any other person for whom the director, officer or employee exercises substantial control over such person's securities trading decisions) from trading in options, warrants, puts, calls or similar instruments on Company securities, making short sales in Company securities, holding Company securities in margin accounts or pledging Company securities.

   COMPENSATION DISCUSSION AND ANALYSIS

Clawback policy applies to performance-based pay

HEI has a formal executive compensation clawback policy that applies to any performance-based compensation awarded to an executive officer. Under that policy, in the event the financial statements of HEI or any of its subsidiaries are significantly restated, the Committee and Board will review the circumstances that caused the need for the restatement and determine whether fraud, gross negligence or intentional misconduct were involved. If so, the Board may direct the Company to recover all or a portion of any performance-based award from the executive officer(s) found personally responsible. The SEC has issued proposed rules concerning clawback policies pursuant to the Dodd-Frank Act. HEI will amend its clawback policy to ensure it is consistent with such rules as and when required.

The previously reported restatements of HEI's and Hawaiian Electric's financial statements (see page iii in the Proxy Summary and HEI's Form 8-K filed on November 5, 2015), including the subsequent cash flow statements and related corrections, did not impact HEI's and Hawaiian Electric's balance sheets or income statements. Since HEI's and Hawaiian Electric's metrics and goals do not involve or reflect results relating to the cash flow statements, the restatements and corrections did not impact compensation matters in any way.

The Committee considers tax and accounting impacts on compensation

In designing compensation programs, the Committee considers tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.

Tax matters.    A key tax consideration is the potential impact of Section 162(m) of the Internal Revenue Code. Section 162(m) disallows a publicly traded company a federal income tax deduction for compensation over $1 million paid to the CEO or any of the next three most highly compensated executive officers (other than the chief financial officer), unless the amount above $1 million meets the requirements to be deemed performance-based compensation. HEI's incentive compensation plans and awards are generally intended to comply with Section 162(m), although the Committee may award compensation that is not deductible if it believes it is reasonable and appropriate to do so. Another tax consideration factored into the design of the Company's compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, which can impose additional taxes on participants in deferred compensation arrangements.

Accounting matters.    In establishing performance goals for equity compensation, the Committee considers the impact of accounting rules in determining how discretion may be used. Accounting rules also prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant date fair value and vesting periods. The Committee may determine that there should not be any incentive payout that would result solely from a new way of accounting for a financial measure or vice versa.

   COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI's Annual Report on Form 10-K for the year ended December 31, 2015.

Compensation Committee

Thomas B. Fargo, Chairperson
A. Maurice Myers
Jeffrey N. Watanabe

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of the three independent directors listed above under "Compensation Committee Report." No member of the Compensation Committee during 2015 was an employee or former employee of HEI. During 2015, no member of the Compensation Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2015, none of HEI's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity, excluding tax-exempt organizations, where an executive officer of such an entity served on HEI's Compensation Committee or Board of Directors.

   EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

The following table shows HEI named executive officer total compensation for 2013, 2014 and 2015 for all of the named executive officers other than Mr. Oshima and for 2014 and 2015 for Mr. Oshima (who was not a named executive officer in 2013), in each case as calculated under SEC rules. Cash compensation earned for the applicable year is reported in the "Salary," "Nonequity Incentive Plan Compensation" and "All Other Compensation" columns. For 2013 and 2014, the "Stock Awards" column is comprised of (i) the opportunity to earn shares of HEI Common Stock in the future if performance metrics are achieved and (ii) share units that vest over time and may be forfeited in whole or in part if the executive leaves before the applicable vesting period ends. For 2015, the "Stock Awards" column reflects only time-vested share units since the 2015-17 LTIP is denominated in cash rather than in stock. In accordance with SEC rules, the 2015-17 LTIP cash payout, if any, will be reported in the 2017 Summary Compensation Table. The "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column sets forth the change in value of pension and executive death benefits, which can fluctuate significantly from year-to-year based on changes in discount rates and other actuarial assumptions and does not necessarily reflect the benefit to be received by the executive. "Total Without Change in Pension Value" shows total compensation as determined under SEC rules minus the change in pension value and executive death benefits.

2015 SUMMARY COMPENSATION TABLE

Name and 2015 Principal Positions	Year	Salary ($)	Stock Awards ($)[1]	Nonequity Incentive Plan Compensation ($)[2]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[3]	All Other Compensation ($)[4]	Total Without Change in Pension Value ($)[5]	Total ($)

Constance H. Lau	2015	839,450	629,588	1,246,773	—	—	2,715,811	2,715,811
HEI President & CEO	2014	815,000	1,857,292	984,442	1,967,642	—	3,656,734	5,624,376
American Savings Bank Chair	2013	815,000	1,965,583	989,643	—	—	3,770,226	3,770,226
Hawaiian Electric Company Chair

James A. Ajello	2015	560,000	280,008	499,037	106,029	15,224	1,354,269	1,460,298
HEI Executive Vice	2014	543,700	687,467	394,044	383,945	15,679	1,640,890	2,024,835
President & CFO	2013	527,850	731,747	384,576	178,311	25,307	1,669,480	1,847,791

Chester A. Richardson	2015	424,800	212,393	347,008	47,676	10,695	994,896	1,042,572
HEI Executive Vice	2014	412,400	482,048	273,977	284,740	10,633	1,179,058	1,463,798
President, General	2013	396,550	505,806	264,839	15,551	—	1,167,195	1,182,746
Counsel, Secretary & Chief Administrative Officer

Alan M. Oshima*	2015	566,500	283,247	427,168	111,620	23,632	1,300,547	1,412,167
Hawaiian Electric Company	2014	406,593	322,900	259,601	97,342	19,608	1,008,702	1,106,044
President & CEO

Richard F. Wacker	2015	622,100	124,433	627,503	—	48,634	1,422,670	1,422,670
American Savings Bank	2014	604,000	595,413	581,821	—	48,639	1,829,873	1,829,873
President & CEO	2013	591,600	612,023	823,554	—	55,030	2,082,207	2,082,207

*
Effective October 1, 2014, Mr. Oshima was appointed Hawaiian Electric President & CEO. Prior to that, Mr. Oshima served as HEI Executive Vice President, Corporate and Community Advancement from October 10, 2011 through May 18, 2014. Effective May 19, 2014 and up to his appointment as Hawaiian Electric President and CEO, Mr. Oshima served as a senior Hawaiian Electric executive officer on loan from HEI.

1
Stock Awards.  These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). For 2015, these amounts are comprised of restricted stock units (RSUs) granted in the year shown and vesting in installments over a four-year period. Since the 2015-17 Long term Incentive Plan (LTIP) is denominated in cash rather than in stock, in accordance with SEC rules the cash payout (if any) will be reported in the "Nonequity Incentive Plan Compensation" column in the 2017 Summary Compensation Table. For 2013 and 2014, these amounts are comprised of: (i) the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the LTIP if pre-established performance goals are achieved and (ii) RSUs granted in the year shown and vesting in installments over a four-year period.

For a discussion of the assumptions underlying the amounts set out for the RSUs, see Note 11 to the Consolidated Financial Statements in HEI's 2015 Form 10-K.

   EXECUTIVE COMPENSATION

2
Nonequity Incentive Plan Compensation.  These amounts represent payouts to named executive officers under the annual incentive plan, called the Executive Incentive Compensation Plan (EICP), earned for the years shown. EICP payouts are made in cash.

3
Change in Pension Value and Nonqualified Deferred Compensation Earnings.  These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2013, 2014 and 2015. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates. The 2015 change in pension value decreased significantly from that in 2014 because of higher discount rates and lower expected rates of improvement in the mortality tables based on Scale MP-2015 published by the Society of Actuaries. In 2015, the present value of Ms. Lau's pension and executive death benefit declined by $666,228. In accordance with SEC rules, this negative change in value is shown as no change in the chart above. For a further discussion of the applicable plans, see the 2015 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.

4
All Other Compensation. The following table summarizes the components of "All Other Compensation" with respect to 2015:

Name	Contributions to Defined Contribution Plans ($)[a]	Other ($)[b]	Total All Other Compensation ($)

Constance H. Lau*	—	—	—
James A. Ajello	—	15,224	15,224
Chester A. Richardson	—	10,695	10,695
Alan M. Oshima	7,978	15,654	23,632
Richard F. Wacker	18,179	30,455	48,634

  a
  Mr. Wacker received matching contributions to his account in the American Savings Bank 401(k) Plan up to the amount permitted based on eligible compensation ($265,000 in 2015) and the portion of his 2015 profit sharing contribution based on eligible compensation. Mr. Oshima received matching contributions to his account in the HEI 401(k) Plan up to the amount permitted based on eligible compensation ($265,000 in 2015).

  b
  Messrs. Ajello, Richardson and Oshima each received club membership dues and had one more week of vacation than employees with similar length of service would usually receive. Mr. Wacker received club membership dues, six more days of paid time off than non-executive employees with similar length of service would usually receive, and a profit sharing contribution to his account under the American Savings Bank Select Deferred Compensation Plan in the amount of his profit sharing contribution that could not be included in his American Savings Bank 401(k) Plan account due to limits on eligible compensation.

  *
  The total value of perquisites and other personal benefits for Ms. Lau was less than $10,000 for 2015 and is therefore not included in the table above.
5
Total Without Change in Pension Value. Total Without Change in Pension Value represents total compensation as determined under SEC rules, minus the change in pension value and executive death benefits amount reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We include this column because the magnitude of the change in pension value and death benefits in a given year is largely determined by actuarial assumptions, such as discount rates and mortality assumptions set by the Society of Actuaries, and does not reflect decisions made by the Committee for that year or the actual benefit necessarily to be received by the recipient. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column and are not a substitute for the Total column.

Additional narrative disclosure about salary, stock awards, nonequity incentive plan compensation, pension benefits and nonqualified deferred compensation earnings and other compensation can be found in the Compensation Discussion and Analysis above.

   EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The table below shows cash performance award opportunities under the 2015 EICP, cash performance award opportunities granted under the LTIP for performance over the 2015-17 period and payable in 2018 and RSUs granted in 2015 and vesting in installments over four years.

2015 GRANTS OF PLAN-BASED AWARDS

								All Other Stock Awards: Number of Shares of Stock or Units (#)[2]
		Estimated Future Payouts Under Nonequity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards
									Grant Date Fair Value of Stock Awards ($)[3]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Constance H.	2/6/15 EICP	419,725	839,450	1,678,900	—	—	—	—	—
Lau	2/6/15 LTIP	671,560	1,343,120	2,686,240	—	—	—	—	—
	2/6/15 RSU	—	—	—	—	—	—	18,660	629,588

James A.	2/6/15 EICP	168,000	336,000	672,000	—	—	—	—	—
Ajello	2/6/15 LTIP	224,000	448,000	896,000	—	—	—	—	—
	2/6/15 RSU	—	—	—	—	—	—	8,299	280,008

Chester A.	2/6/15 EICP	116,820	233,640	467,280	—	—	—	—	—
Richardson	2/6/15 LTIP	148,680	297,360	594,720	—	—	—	—	—
	2/6/15 RSU	—	—	—	—	—	—	6,295	212,393

Alan M.	2/6/15 EICP	212,438	424,875	849,750	—	—	—	—	—
Oshima	2/6/15 LTIP	254,925	509,850	1,019,700	—	—	—	—	—
	2/6/15 RSU	—	—	—	—	—	—	8,395	283,247

Richard F.	2/6/15 EICP	248,840	497,680	995,360	—	—	—	—	—
Wacker	2/6/15 LTIP	248,840	497,680	995,360	—	—	—	—	—
	2/6/15 RSU	—	—	—	—	—	—	3,688	124,433

EICP Executive Incentive Compensation Plan (annual incentive)

LTIP Long-Term Incentive Plan (2015-17 period)

RSU Restricted stock units

1
Estimated Future Payouts Under Nonequity Incentive Plan Awards.  Shows possible cash payouts under the 2015 EICP and the 2015-17 LTIP based on meeting performance goals set in February 2015 at threshold, target and maximum levels. Actual payouts for the 2015 EICP are reported in the 2015 Summary Compensation Table above. Actual payouts for the 2015-17 LTIP will be reported in the 2017 Summary Compensation Table.

2
All Other Stock Awards: Number of Shares of Stock or Units.  Represents number of RSUs awarded in 2015 that will vest and be issued as unrestricted stock in four equal annual installments on the grant date anniversary. The awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata vesting up to the date of termination. Receipt of RSU awards is generally subject to continued employment and expiration of the applicable vesting period. Dividend equivalent shares, not included in the chart, compound over the period at the actual dividend rate and are paid in HEI stock in conjunction with the annual installment vesting.

3
Grant Date Fair Value of Stock Awards.  Grant date fair value for RSUs is based on the closing price of HEI Common Stock on the NYSE on the date of the grant of the award.

   EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2015 Fiscal Year-End

		Option Awards					Stock Awards
									Equity Incentive Plan Awards
				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)					Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[3]	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
							Shares or Units of Stock That Have Not Vested[1]
		Number of Securities Underlying Unexercised Options
					Option Exercise Price ($)	Option Expiration Date		Market Value ($)[2]
Name	Grant Year	Exercisable (#)	Unexercisable (#)				Number (#)

Constance H.	2012	—	—	—	—	—	5,882	170,284	—	—
Lau	2013	—	—	—	—	—	11,365	329,017	—	—
	2014	—	—	—	—	—	18,199	526,861	51,767	1,498,655
	2015	—	—	—	—	—	18,660	540,207	—	—
	Total	—	—	—	—	—	54,106	1,566,369	51,767	1,498,655

James A.	2012	—	—	—	—	—	2,456	71,101	—	—
Ajello	2013	—	—	—	—	—	4,907	142,058	—	—
	2014	—	—	—	—	—	8,094	234,321	17,267	499,880
	2015	—	—	—	—	—	8,299	240,256	—	—
	Total	—	—	—	—	—	23,756	687,736	17,267	499,880

Chester A.	2012	—	—	—	—	—	1,854	53,673	—	—
Richardson	2013	—	—	—	—	—	3,686	106,710	—	—
	2014	—	—	—	—	—	6,139	177,724	11,460	331,767
	2015	—	—	—	—	—	6,295	182,240	—	—
	Total	—	—	—	—	—	17,974	520,347	11,460	331,767

Alan M.	2013	—	—	—	—	—	2,714	78,570	—	—
Oshima	2014	—	—	—	—	—	4,435	128,393	7,227	209,222
	2015	—	—	—	—	—	8,395	243,035	—	—
	Total	—	—	—	—	—	15,544	449,998	7,227	209,222

Richard F.	2012	—	—	—	—	—	1,117	32,337	—	—
Wacker	2013	—	—	—	—	—	2,200	63,690	—	—
	2014	—	—	—	—	—	3,597	104,133	19,182	555,319
	2015	—	—	—	—	—	3,688	106,768	—	—
	Total	—	—	—	—	—	10,602	306,928	19,182	555,319

1
Shares or Units of Stock That Have Not Vested.  The remaining installments of the 2012 RSUs vested on February 3, 2016 for Ms. Lau and Messrs. Ajello, Richardson and Wacker. For the remaining installments of the 2013 RSUs, shares vested on February 4, 2016 and will vest on February 4, 2017. For the remaining installments of the 2014 RSUs, shares vested on February 5, 2016 and will vest in equal annual installments on February 5, 2017 and 2018. For the remaining installments of the 2015 RSUs, shares vested on February 6, 2016 and will vest in equal annual installments on February 6, 2017, 2018 and 2019.

2
Market Value.  Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of $28.95 as of December 31, 2015.

3
Number of Unearned Shares, Units or Other Rights That Have Not Vested.  Represents shares of HEI Common Stock that would be issued under the 2014-16 long-term incentive plan based upon the achievement of performance goals at the target level at the end of the three-year performance period.

   EXECUTIVE COMPENSATION

2015 Option Exercises and Stock Vested

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Constance H. Lau	9,074	[1]	290,250	25,102	[2]	875,298
				26,370	[3]	760,775

James A. Ajello	—		—	13,134	[2]	459,630
				9,108	[3]	262,766

Chester A. Richardson	—		—	8,166	[2]	284,742
				5,987	[3]	172,725

Alan M. Oshima	—		—	4,486	[2]	150,578
				3,849	[3]	111,044

Richard F. Wacker	—		—	4,855	[2]	169,273
				19,973	[3]	576,221

1
Represents Stock Appreciation Rights exercised by Ms. Lau which were granted on April 7, 2005 with an exercise price of $26.18.

2
Represents the number of shares acquired on vesting (and dividend equivalents paid in shares on the 2012, 2013 and 2014 grants) of RSUs granted on February 4, 2011, August 4, 2011, November 1, 2011, February 3, 2012, February 4, 2013 and February 5, 2014 and vesting in February, August and November 2015. Value realized on vesting also includes dividend equivalents (based on the number of shares vested and paid in cash for the grants in 2011) as follows: Ms. Lau $28,356; Mr. Ajello $23,714; Mr. Richardson $9,221; Mr. Oshima $7,157 and Mr. Wacker $5,466.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting

Constance H. Lau	23,349	1,753	25,102
James A. Ajello	12,386	748	13,134
Chester A. Richardson	7,602	564	8,166
Alan M. Oshima	4,279	207	4,486
Richard F. Wacker	4,517	338	4,855

3
Represents the number of shares acquired (and dividend equivalents paid in stock on earned shares) upon vesting of performance share awards under the 2013-15 LTIP, which were payable in stock at the end of the performance period. Mr. Oshima was not a Hawaiian Electric executive officer when the 2013-15 LTIP opportunities were established, but participated in the 2013-15 cycle based on criteria established for him before becoming a Hawaiian Electric executive officer. The Compensation Committee certified the achievement of the applicable performance measures on February 5, 2016 and the shares are valued as of the date of payment.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting

Constance H. Lau	22,990	3,380	26,370
James A. Ajello	7,941	1,167	9,108
Chester A. Richardson	5,220	767	5,987
Alan M. Oshima	3,356	493	3,849
Richard F. Wacker	17,413	2,560	19,973

   EXECUTIVE COMPENSATION

Pension Benefits

The table below shows the present value as of December 31, 2015 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI's financial statements (see Note 10 to the Consolidated Financial Statements in HEI's 2015 Form 10-K):

2015 PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)[6]	Payments During the Last Fiscal Year ($)

Constance H. Lau	HEI Retirement Plan[1]	24.8	2,160,672	—
	American Savings Bank Retirement Plan[2]	6.4	258,033	—
	HEI Supplemental Executive Retirement Plan[3]	24.3	8,273,789	—
	HEI Excess Pay Plan[4]	7.0	1,385,640	—
	HEI Executive Death Benefit[5]	—	552,316	—

James A. Ajello	HEI Retirement Plan[1]	6.9	610,225	—
	HEI Excess Pay Plan[4]	6.9	666,038	—
	HEI Executive Death Benefit[5]	—	320,559	—

Chester A. Richardson	HEI Retirement Plan[1]	8.3	636,072	—
	HEI Excess Pay Plan[4]	8.3	369,943	—
	HEI Executive Death Benefit[5]	—	301,220	—

Alan M. Oshima	HEI Retirement Plan[1]	4.2	212,141	—
	HEI Excess Pay Plan[4]	4.2	140,030	—

Richard F. Wacker[7]	—	—	—	—

1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including all of the named executive officers (other than Messrs. Oshima and Wacker), are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI or other participating companies (Hawaiian Electric Company and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive benefits immediately upon termination may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement.

  The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. Early retirement benefits are reduced for participants who retire prior to age 60. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. HEI and Hawaiian Electric nonunion employees who commence employment on or after May 1, 2011, like Mr. Oshima, receive reduced benefits under the HEI Retirement Plan (e.g., reduced benefit formula, later early retirement date and reduced early retirement benefits, and no post-retirement cost-of-living adjustment). Normal retirement benefits under the revised HEI Retirement Plan are calculated based on a formula of 1.5% × Credited Service × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). These employees are eligible for a limited match under the HEI 401(k) Plan (50% match on the first 6% of compensation deferred). As of December 31, 2015, Mr. Oshima exceeded normal retirement age. Ms. Lau and Messrs. Ajello, Richardson and Oshima are eligible for retirement benefits under the HEI Retirement Plan.

2
Ms. Lau is a participant in the American Savings Bank Retirement Plan, which was frozen effective December 31, 2007. She is eligible for early retirement under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. At the time of Ms. Lau's promotion to HEI President and Chief Executive Officer on May 2, 2006, her credited service under the plan was frozen and she resumed participation in the HEI Retirement Plan. Future benefit accruals for all participants under the plan were frozen effective December 31, 2007. As a result, credited service and compensation after December 31, 2007 are not recognized in calculating retirement benefits under the plan. Normal retirement benefits under the frozen plan are calculated based

   EXECUTIVE COMPENSATION

  on a formula of 1.5% × Credited Service to December 31, 2007 (maximum 35 years) × Final Average Compensation at December 31, 2007 (averaged over the highest paying five consecutive calendar years out of the last ten calendar years prior to 2008). Compensation is primarily gross earnings but excludes commissions, stock options and other equity compensation, long-term incentive plan payments, deferrals to and distributions from the American Savings Bank Select Deferred Compensation Plan and other "fringe benefits" as defined in the plan. Early retirement benefits are available for participants who retire after attaining age 55 with a minimum of 10 years of service. Early retirement benefits are reduced for participants who retire prior to age 65. The accrued normal retirement benefit is reduced by an applicable percentage which ranges from 59.8% for early retirement at age 55 to 2% at age 64.

3
Ms. Lau is a participant in the HEI Supplemental Executive Retirement Plan, which was frozen effective December 31, 2008. She is eligible for early retirement benefits under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. Benefits under the plan are determined based on a formula of 2.04% × Credited Service to December 31, 2008 (maximum 60%) × Final Average Compensation at December 31, 2008 (average monthly base salary plus annual incentive awards for the three highest calendar years out of the last sixty months prior to 2009). Credited service is based on actual years of service through December 31, 2008 with any HEI-affiliated company, including American Savings Bank and Hawaiian Electric Company and its subsidiaries. Thus, although Ms. Lau has more than 30 years of actual service with HEI-affiliated companies, she receives only 24.3 years of credited service for purposes of the HEI Supplemental Executive Retirement Plan. Benefits under the plan were reduced by benefits accrued as of December 31, 2008 under the HEI Retirement Plan, American Savings Bank Retirement Plan, and social security. Early retirement and death benefits similar to those available under the HEI Retirement Plan are available under the plan.

4
As of December 31, 2015, all of the named executive officers except for Mr. Wacker were participants in the HEI Excess Pay Plan and eligible for retirement benefits under the HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($265,000 in 2015 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of $210,000 in 2015 as indexed for inflation, or the participant's highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

5
Ms. Lau and Messrs. Ajello and Richardson are covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive's base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive's base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed up benefit amount as an equivalent to the exempt status of death benefits paid from a life insurance policy. Neither Mr. Oshima nor Mr. Wacker was a participant in the plan at the time it was frozen and is therefore not entitled to any benefits under the plan.

6
The present value of accumulated benefits for the named executive officers included in the 2015 Pension Benefits table was determined based on the following:

  Methodology:    The present values are calculated as of December 31, 2015 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).

  Assumptions:

  a.
  Discount Rate — The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 4.60% for retirement benefits and 4.57% for executive death benefits as of December 31, 2015.

  b.
  Mortality Table — The RP-2015 Mortality Table (separate male and female rates) with generational projection using scale MP-2015 is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

  c.
  Retirement Age — A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the earliest age when unreduced pension benefits would be payable, but no earlier than attained age as of December 31, 2015 (if later).

  d.
  Pre-Retirement Decrements — Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values. Pre-retirement decrements are assumed for financial statement purposes.

  e.
  Unused Sick Leave — Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.

7
Mr. Wacker is not eligible to participate in any of the plans in the above 2015 Pension Benefits table because such plans are either (i) not open to employees of American Savings Bank or (ii) were frozen to new participants before Mr. Wacker joined American Savings Bank.

   EXECUTIVE COMPENSATION

2015 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Constance H. Lau[1]	—	—	(1,277)	—	383,099

James A. Ajello	—	—	(1,316)	—	159,456

Chester A. Richardson[2]	50,000	—	46	—	311,175

Alan M. Oshima[2]	—	—	(12,235)	—	354,285

Richard F. Wacker[3]	—	9,554	(436)	—	52,216

1
While employed by American Savings Bank, Ms. Lau was eligible to defer compensation under the American Savings Bank Select Deferred Compensation Plan (ASB Deferred Compensation Plan) a contributory nonqualified deferred compensation plan. She elected to defer $100,000 each year from bonuses awarded to her in 2004 and 2005. These amounts are reflected in the "Aggregate Balance at Last FYE" column of the 2015 Nonqualified Deferred Compensation table above and were previously reported as compensation to Ms. Lau in the 2004 and 2005 Summary Compensation Tables in the proxy statements for such years. Since 2008 she no longer earns any compensation from American Savings Bank that could be deferred to the plan. The ASB Deferred Compensation Plan allows select American Savings Bank employees to defer up to 100% of current salary, bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit sharing contributions for plan years beginning January 1, 2010. These matching and profit sharing contributions are in an amount that would have been made to the executive's American Savings Bank 401(k) Plan account if not for certain Internal Revenue Code limits. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2015 Summary Compensation Table above. Under the plan, a participant can receive an interim distribution while employed, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a portion of his or her account to satisfy an unforeseeable emergency. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years.

2
Represents salary and incentive compensation deferrals under the HEI Deferred Compensation Plan, a contributory nonqualified deferred compensation plan implemented in 2011. The plan allows certain HEI and Hawaiian Electric Company executives to defer 100% of annual base salary in excess of the compensation limit set forth in section 401(a)(17) of the Internal Revenue Code ($265,000 in 2015, as indexed for inflation) and up to 80% of any incentive compensation paid in cash. There are no matching or other employer contributions under the plan. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2015 Summary Compensation Table above. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years. Mr. Richardson participated in the HEI Deferred Compensation Plan in 2015. Mr. Richardson's executive deferral contributions are reflected as compensation in the 2015 Summary Compensation Table above.

3
Mr. Wacker has not deferred any amounts under the ASB Deferred Compensation Plan. In 2015 he received a profit sharing contribution to his account under such plan for the portion of his profit sharing contribution that could not be made to his ASB 401(k) Plan account due to Internal Revenue Code limits on eligible compensation for 401(k) plans. Such profit sharing contribution is included in the "All Other Compensation" column of the Summary Compensation Table.

   EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

The table below shows the amount of potential payments to each named executive officer in the event of retirement, voluntary termination, termination for cause, termination without cause and qualifying termination following a change in control, assuming termination occurred on December 31, 2015. The amounts listed below are estimates; actual amounts to be paid would depend on the actual date of termination and circumstances existing at that time.

2015 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE

Name/ Benefit Plan or Program	Retirement on 12/31/15 ($)[1]	Voluntary Termination on 12/31/15 ($)[2]	Termination for Cause on 12/31/15 ($)[3]	Termination without Cause on 12/31/15 ($)[4]	Qualifying Termination after Change in Control on 12/31/15 ($)[5]

Constance H. Lau
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	1,538,730	—	—	—	—
Restricted Stock Units[8]	665,343	—	—	—	—
Change-in-Control Agreement	—	—	—	—	10,148,293
TOTAL	2,204,073	—	—	—	10,148,293

James A. Ajello
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	513,248	—	—	—	—
Restricted Stock Units[8]	288,578	—	—	—	—
Change-in-Control Agreement	—	—	—	—	3,704,559
TOTAL	801,826	—	—	—	3,704,559

Chester A. Richardson
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	340,640	—	—	—	—
Restricted Stock Units[8]	218,063	—	—	—	—
Change-in-Control Agreement	—	—	—	—	2,722,783
TOTAL	558,703	—	—	—	2,722,783

Alan M. Oshima
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	322,239	—	—	—	322,239
Restricted Stock Units[8]	142,236	—	—	—	483,812
Change-in-Control Agreement*	—	—	—	—	—
TOTAL	464,475	—	—	—	806,051

Richard F. Wacker
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	—	—	—	—	—
Restricted Stock Units[8]	—	—	—	—	—
Change-in-Control Agreement	—	—	—	—	3,791,948
TOTAL	—	—	—	—	3,791,948

*
Mr. Oshima does not have a change-in-control agreement.

Note: All stock-based award amounts were valued using the 2015 year-end closing price of HEI Common Stock on the NYSE of $28.95 per share. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.

   EXECUTIVE COMPENSATION

1
Retirement Payments & Benefits.    Only Mr. Wacker was not eligible for retirement as of December 31, 2015 and accordingly no amounts are shown in this column for him. Amounts in this column also do not include amounts payable under the 2015 EICP and 2013-15 LTIP because those amounts would have vested without regard to retirement since December 31, 2015 was the end of the applicable performance periods. In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan and deferred compensation benefits under all termination scenarios. See the 2015 Pension Benefits and 2015 Nonqualified Deferred Compensation table above.

2
Voluntary Termination Payments & Benefits.    If a named executive officer voluntarily terminates employment, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. Voluntary termination results in the forfeiture of unvested RSUs and participation in incentive plans. The executive's entitlement to rights under his or her change-in-control agreement would also end.

3
Termination for Cause Payments and Benefits.    If the executive is terminated for cause, he or she could lose any annual or long- term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. "Cause" generally means a violation of the HEI Corporate Code of Conduct or, for purposes of awards under the 2010 Equity and Incentive Plan, as amended (EIP), has the meaning set forth in such plan. Termination for cause results in the forfeiture of all unvested RSUs, and participation in incentive plans. The executive's entitlement to rights under his or her change-in-control agreement would also end.

4
Termination without Cause Payments and Benefits.    If the executive is terminated without cause, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. Termination without cause results in the forfeiture of unvested RSUs. As discussed in note 5 below, different benefits would be payable to the named executive officers if their termination without cause were to follow a change in control under the terms of their change-in-control agreements.

5
Change-in-Control Payments and Benefits.    All named executive officers, except for Mr. Oshima, have change-in-control agreements.

  "Change in control" generally means a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. Mr. Wacker's change-in-control agreement defines "change in control" to also mean a sale of (or equivalent transaction involving) American Savings Bank. The change-in-control agreements are also double trigger, which means that they provide for cash severance and other benefits upon a qualifying termination of the executives' employment following a change in control. Ms. Lau has a lump sum severance multiplier of three times and Messrs. Ajello, Richardson and Wacker have a lump sum severance multiplier of two times, in each case applied to the sum of the executive's base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).

  In addition, under the change-in-control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected annual and long-term incentive compensation, pro-rated if termination occurs during the first half of the applicable performance period and the full value if termination occurs after the end of the first half of the applicable performance period (provided that, under the EICP and LTIP cycles presently in effect, the terms of those arrangements provide that, upon a change in control, the awards will be paid out in cash at the target level, pro-rated for the amount of time elapsed upon the change in control). For RSUs, in the event of a change in control either (i) the acquiring entity shall assume all outstanding awards or substitute similar awards for all outstanding awards or (ii) all outstanding awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive financial, tax planning and outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six-month delay period at the prevailing six-month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements. All the foregoing benefit amounts are included in this column but the total severance amount shown is limited to the maximum amount deductible under Section 280G of the Internal Revenue Code with respect to each named executive officer. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.

6
Executive Incentive Compensation Plan (EICP).    Upon death, disability or retirement, executives continue to participate in the EICP on a pro-rata basis if the executive has met applicable minimum service requirements, with lump sum payment to be made by the Company if the applicable performance goals are achieved. For executives without a change-in-control agreement, the EIP provides that in the event of an involuntary termination following a change in control, the EICP award would be immediately paid out at target level pro-rated for completed months of service in the performance period. If there is no termination or a voluntary termination following a change-in-control, the EIP provides that, except as provided in an agreement, (i) the acquiring entity shall assume all outstanding EICP awards or substitute similar awards or (ii) to the extent the acquiring entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). "Change in control" under the EIP generally means a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of HEI's Board following the consummation of a merger, a tender offer or similar transaction. In termination scenarios other than a termination following a change in control, death, disability or retirement, participants who terminate during the plan cycle forfeit any accrued EICP award. Annual incentive compensation payments in the

   EXECUTIVE COMPENSATION

  event of a change in control are described in footnote 5 above and quantified as part of the Change-in-Control Agreement payment in the table above.

7
Long-Term Incentive Plan (LTIP).    Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro-rata basis if the executive has met applicable minimum service requirements, with lump sum payment to be made by the Company if performance goals are achieved. The amounts shown are at target for goals deemed achievable (or at below the threshold, if deemed unachievable at the date of termination) for all applicable plan years, pro-rated based upon service through December 31, 2015; actual payouts will depend upon performance achieved at the end of the plan cycle. For executives without a change-in-control agreement, the EIP provides that in the event of an involuntary termination following a change in control, the LTIP award would be immediately paid out at target level, pro-rated for completed months of service in the performance period. If there is no termination or a voluntary termination following a change-in-control, the EIP provides that, except as provided in an agreement, (i) the acquiring entity shall assume all outstanding LTIP awards or substitute similar awards or (ii) to the extent the acquiring entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). "Change in control" under the EIP generally means a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of HEI's Board following the consummation of a merger, a tender offer or similar transaction. In termination scenarios other than a termination following a change in control, death, disability or retirement, participants who terminate during the plan cycle forfeit any accrued LTIP award. Long-term incentive compensation payments in the event of a change in control are described in footnote 5 above and quantified as part of the Change-in-Control Agreement payment in the table above.

8
RSU Awards.    Termination for or without cause results in the forfeiture of unvested RSUs. Termination due to death, disability or retirement results in pro-rata vesting of RSUs. For executives without a change-in-control agreement, the EIP provides that in the event of an involuntary termination following a change in control, RSUs become fully vested, payable or free from restrictions. If there is no termination or a voluntary termination following a change-in-control, the EIP provides that, except as provided in an agreement, (i) the acquiring entity shall assume all outstanding RSUs or substitute similar awards or (ii) to the extent the acquiring entity refuses to assume or substitute such awards, such awards shall become fully vested. "Change in control" under the EIP generally means a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of HEI's Board following the consummation of a merger, a tender offer or similar transaction. The vesting of RSUs in the event of a change in control is described in footnote 5 above and has been quantified as part of the Change-in-Control Agreement payment in the table above. The amount shown is based on the 2015 year-end closing per-share trading price of vested shares.

   STOCK OWNERSHIP INFORMATION

STOCK OWNERSHIP INFORMATION

Security ownership of certain beneficial owners

The table below shows the number of shares of HEI Common Stock beneficially owned as of February 25, 2016 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or served as a director during any part of 2015 and each named executive officer (as listed in the 2015 Summary Compensation Table above) and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, executive officers or named executive officers own any shares of Preferred Stock of HEI's wholly owned subsidiary, Hawaiian Electric Company.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK

Name of Individual or Group	Sole Voting or Investment Power[1]	Shared Voting or Investment Power[2]	Other Beneficial Ownership[3]	Restricted Stock Units[4]	Total	Percent of Class

BlackRock, Inc.[5]	7,163,762				7,163,762	6.66%

The Vanguard Group, Inc.[6]	7,518,891	76,064			7,594,955	7.06%

Nonemployee directors
Thomas B. Fargo		34,424			34,424	*
Peggy Y. Fowler	1,297	23,770			25,067	*
A. Maurice Myers	27,152		21,658		48,810	*
Keith P. Russell	15,193				15,193	*
James K. Scott	44,845				44,845	*
Kelvin H. Taketa	37,315				37,315	*
Barry K. Taniguchi		43,056			43,056	*
Jeffrey N. Watanabe	46,398		5		46,403	*
Employee director and Named Executive Officer
Constance H. Lau	473,666			3,959	477,625	*
Other Named Executive Officers
James A. Ajello	68,865			1,747	70,612	*
Chester A. Richardson	481	62,886		1,320	64,687	*
Alan M. Oshima		25,583		1,443	27,026	*
Richard F. Wacker		81,674			81,674	*
All directors and executive officers as a group (13 persons)	715,212	271,393	21,663	8,469	1,016,737	*

1
Includes the following shares held as of February 25, 2016 in the form of stock units in the HEI Common Stock fund pursuant to the HEI Retirement Savings Plan: approximately 105 shares for Ms. Lau and 481 shares for Mr. Richardson and 586 shares for all directors and executive officers as a group. The value of a unit is measured by the closing price of HEI Common Stock on the measurement date.

2
For individuals, includes (i) shares registered in name of the individual and spouse; and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.

3
Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims beneficial interest.

4
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after February 25, 2016 pursuant to Restricted Stock Units and related dividend equivalent rights thereon, including shares which retirement eligible

   STOCK OWNERSHIP INFORMATION

  individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership of each individual named above and all directors and executive officers as a group, but are not deemed to be outstanding as to any other person.

5
Based solely on information provided in a Schedule 13G report filed on January 26, 2016 by BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

6
Based solely on information provided in a Schedule 13G report filed on February 11, 2016 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355.

*
As of February 25, 2016, the directors and executive officers of HEI as a group and each individual named above beneficially owned less than one percent of the record number of outstanding shares of HEI Common Stock as of that date and no shares were pledged as security.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires HEI's executive officers, directors and persons who own more than ten percent of a registered class of HEI's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2015.

   OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

OTHER RELATIONSHIPS AND RELATED
PERSON TRANSACTIONS

Related person transaction policy

The Board of Directors has adopted a related person transaction policy that is specifically incorporated in HEI's Corporate Code of Conduct. The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, may approve a related person transaction involving a director or an officer if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI's Corporate Code of Conduct.

Family relationships between any HEI executive officer, director and nominee for director

There are no family relationships between any HEI executive officer, director or nominee for director.

Arrangements or understandings between any HEI executive, director or director nominee and another person pursuant to which such executive, director or director nominee was selected

There are no arrangements or understandings between any executive officer, director or director nominee of HEI and any other person pursuant to which such executive officer, director or director nominee was selected.

Related person transactions with HEI or its subsidiaries

American Savings Bank has made loans and extensions of credit to directors and executive officers, members of their immediate families and affiliated entities in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and which did not involve more than the normal risk of collectability or present other unfavorable features.

   AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight of HEI's accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the committee and the Board of Directors. The Board has determined that the three directors currently serving on the Audit Committee (Ms. Fowler and Messrs. Russell and Taniguchi) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Ms. Fowler and Messrs. Russell and Taniguchi have been determined by the Board to be the "audit committee financial experts" on the Audit Committee. In addition, the Audit Committee has authority to retain its own independent legal counsel and accounting advisers at HEI's expense.

The Audit Committee assists the Board with its financial and risk oversight responsibilities. Management has the primary responsibility for HEI's consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for the independent audit of the consolidated financial statements and for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles.

Auditors' fees

The following table sets forth the fees paid or payable to PricewaterhouseCoopers LLP (PwC), the Company's independent registered public accounting firm for 2014 and 2015:

	2014		2015
	Fees	%	Fees	%

Audit fees (principally consisted of fees associated with the audit of HEI's, Hawaiian Electric Company's and American Savings Bank's consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404), quarterly reviews, issuances of letters to underwriters, statutory audits, review of registration statements, issuance of consents and the bank's Form 10)	$2,525,000	83.9	$2,880,961	82.4
Audit-related fees (consisted of fees associated with the audit of the financial statements of certain employee benefit plans, the audit of internal control over transfer agent and registrar duties, the agreed upon procedures for the utilities' revenue balancing accounts, and the agreed upon procedures for the utilities' green energy market securitization service provider agreement)	381,000	12.7	381,100	10.9
Tax fees (tax compliance services with respect to federal and state taxes)	100,340	3.3	230,000	6.6
All other fees	2,000	0.1	2,000	0.1

	$3,008,340	100.0	$3,494,061	100.0

Pursuant to its charter, the Audit Committee preapproves all audit and permitted nonaudit services to be performed by the independent registered public accounting firm. The Audit Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit Committee reviewed the professional fees billed by PwC and determined that the provision of nonaudit services was compatible with the maintenance of the auditor's independence.

Material weakness in internal control over financial reporting

Management identified a material weakness in its internal control over financial reporting in the fourth quarter of 2015, resulting in material misstatements that caused HEI to issue restated financial statements for the years ended December 31, 2013 and 2012, the three months ended March 31, 2015 and 2014, and the six months ended June 30, 2015 and 2014, and revised financial statements for the year ended December 31, 2014 and the nine months ended September 30, 2014 (the Restatements and Revisions). The Restatements and Revisions did not

   AUDIT COMMITTEE REPORT

change HEI's previously reported overall net change in cash and cash equivalents in its Consolidated Statements of Cash Flows for any period presented. Additionally, the Restatements and Revisions did not change HEI's Consolidated Balance Sheets or Consolidated Statements of Income for any period presented. The Audit Committee diligently fulfilled its duties and oversight responsibilities in connection with the Restatements and Revisions and specifically, among other actions:

•
discussed with management the underlying causes of the misstatements;

•
performed a comprehensive review of the impact of the misstatements to HEI's consolidated financial statements;

•
reviewed and discussed with management and PricewaterhouseCoopers LLP the restated and revised financial statements and related periodic reports filed with the SEC, and the effectiveness of HEI's internal control over financial reporting; and

•
discussed with management the measures to remediate the material weakness in internal control over financial reporting and monitored and assessed the performance and progress of the remediation measures.

New controls have been implemented and will continue to be tested for operational effectiveness. The new controls are quarterly controls, and the controls must be in operation for two quarters and tested without exception for management to consider the material weakness remediated. Since the weakness was identified in the fourth quarter of 2015, such testing was not completed by the time HEI's Annual Report on Form 10-K for the year ended December 31, 2015 was filed. Additional information regarding management's initiatives to remediate the material weakness in HEI's internal control over financial reporting can be found in HEI's Annual Report on Form 10-K for the year ended December 31, 2015.

Independence of registered public accounting firm and recommendation to include financial statements in Form 10-K

In connection with its responsibilities, the Audit Committee held eight regular meetings and one special meeting in 2015 with management and PwC. In its meetings with management and PwC, the Audit Committee's review and discussion included the audited consolidated financial statements, audit plan and quality/adequacy of internal controls. Discussions with PwC included the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which incorporates information regarding the scope and results of the audit.

PwC provided the Audit Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the Public Company Accounting Oversight Board. Based on its review of the disclosure statements and discussions with PwC, the Audit Committee satisfied itself as to the independence of the external auditor.

Based on its reviews and discussions with management and PwC described above and review of PwC's representations and disclosures, the Audit Committee recommended to the Board of Directors that HEI's audited consolidated financial statements be included in HEI's 2015 Form 10-K.

Audit Committee Barry K. Taniguchi, Chairperson Peggy Y. Fowler Keith P. Russell

   PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (PwC) has served as HEI's independent registered public accounting firm since February 2010. On February 8, 2016, the Audit Committee selected PwC as HEI's independent registered public accounting firm for 2016, subject to shareholder ratification. The Board, upon the recommendation of its Audit Committee, recommends the ratification of the appointment of PwC as the independent registered public accounting firm of HEI for fiscal year 2016 and thereafter until its successor is appointed. Representatives of PwC will be present at the Annual Meeting, will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Your Audit Committee and Board recommend that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2016.

OTHER INFORMATION

Proxy solicitation and related cost

HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged D.F. King & Co. to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of $8,500 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our Common Stock.

Deadline for submitting a proposal to be included in the proxy statement for next year's Annual Meeting

Given the proposed merger with NextEra, Inc. ("NextEra"), HEI may or may not hold an Annual Meeting in 2017. In the event HEI holds an Annual Meeting in 2017, shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2017 Annual Meeting must notify the Corporate Secretary in writing. The proposal must be received by November 22, 2016.

   OTHER INFORMATION

Bringing business matters before the Annual Meeting

In the event HEI holds an Annual Meeting in 2017, shareholders who wish to present business before the Annual Meeting must provide a written notice to the Corporate Secretary that is received no later than 60 days nor earlier than 90 days prior to the anniversary date of the preceding year's Annual Meeting.

To be timely for the 2017 Annual Meeting of Shareholders, notice must be received by the Corporate Secretary no later than March 6, 2017 and no earlier than February 3, 2017. The notice must include, as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the shareholder, (iii) the number of shares of HEI Common Stock owned by the shareholder, (iv) a description of all arrangements or understandings between the shareholder and any other person(s) (including their name(s)) in connection with the proposal of such business by the shareholder and any material interest of the shareholder in such business and (v) a representation that the shareholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

Recommend or propose persons as nominees to serve on the Board

Shareholders may recommend any person to serve on the Board by writing to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawaii 96808-0730. In the event HEI holds an Annual Meeting in 2017, recommendations must be received by November 22, 2016 for consideration by the Nominating and Corporate Governance Committee for the 2017 Annual Meeting. The recommendation must include (a) a resume and other relevant biographical information regarding the person's skills and qualifications to serve on the Board, (b) the nominee's consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.

In the event HEI holds an Annual Meeting in 2017, shareholders may propose persons as nominees to serve on the Board by providing a written notice to the Corporate Secretary that is received no later than March 6, 2017 and no earlier than February 3, 2017. The notice must include:

•
as to each proposed nominee: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the number of shares of HEI Common Stock that are owned by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder; and

•
as to the shareholder: (i) the name and record address of the shareholder, (ii) the number of shares of HEI Common Stock that are owned by the shareholder, (iii) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the proposed nominee(s) and (v) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

A written consent of each proposed nominee to being a nominee and to serve as a director if elected must also accompany the notice.

   OTHER INFORMATION

"Householding" and provision of additional copies of proxy materials upon request

As permitted by rules of the Securities and Exchange Commission, HEI has adopted a procedure referred to as "householding," under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at your household, the cost to HEI of preparing and mailing duplicate materials and the environmental burden of excess paper usage. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (808) 532-5841 or toll free at (866) 672-5841 between 7:30 a.m. and 3:30 p.m., Hawaii Standard Time. You may also write to us at the following address: Hawaiian Electric Industries, Inc. Shareholder Services, P.O. Box 730, Honolulu, Hawaii 96808-0730, or e-mail us at invest@hei.com.

If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

*    *    *

Please vote your proxy as soon as possible to ensure that your shares will be counted at the Annual Meeting.

                      Chester A. Richardson
                      Executive Vice President, General Counsel, Secretary
                      and Chief Administrative Officer

March 22, 2016

   EXHIBIT A

EXHIBIT A

Reconciliation of GAAP1 to Non-GAAP Measures:

Reported Core Earnings and Other Financial Measures

HEI uses certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies' core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP core earnings and the adjusted return on average common equity (ROACE) for HEI consolidated.

The reconciling adjustment from GAAP earnings to core earnings is limited to the costs related to the pending merger between HEI and NextEra Energy, Inc. and the spin-off of ASB Hawaii, Inc. For more information on the pending merger, see HEI's definitive proxy statement on Form DEFM14A filed on March 26, 2015. Management does not consider these items to be representative of the company's fundamental core earnings.

Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

	2015	2014	2013

HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$159.9	$168.1	$161.7
Excluding special items (after-tax):
Costs related to pending merger with NextEra Energy, Inc. and spin-off of ASB Hawaii, Inc.	15.8	4.9

Non-GAAP (core)	$175.7	$173.0	$161.7

HEI CONSOLIDATED DILUTED EARNINGS PER SHARE
GAAP (as reported)	$1.50	$1.63	$1.62
Excluding special items (after-tax):
Costs related to pending merger with NextEra Energy, Inc. and spin-off of ASB Hawaii, Inc.	0.15	0.05

Non-GAAP (core)	$1.65	$1.68	$1.62

HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	8.6%	9.6%	9.7%
Based on non-GAAP (core)[2]	9.4%	9.8%	9.7%

Note: Columns may not foot due to rounding

1
Accounting principles generally accepted in the United States of America

2
Calculated as core net income divided by average GAAP common equity

A-1

   EXHIBIT B

EXHIBIT B

Reconciliation of GAAP1 to Non-GAAP Measures:

Incentive Compensation Adjustments

Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

	Years ended December 31
				Average 2013- 2015 for LTIP purposes
	2015	2014	2013

HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$159.9	$168.1	$161.7
Excluding special items (after-tax) for EICP and LTIP purposes:
PUC decoupling order imposing changes in Hawaiian Electric's RAM	7.7
Merger/integration/spin-off related costs	15.8

Non-GAAP (adjusted) for 2015 EICP purposes	183.4
Tropical Storm Iselle related cost	—	1.4	—
Lower debit card interchange fees due to Durbin Amendment	6.2	6.2	3.0
Overdraft litigation settlement	—	0.6
Structural changes to decoupling mechanism	—	3.6	—
Correction of prior ministerial error	—	—	—	2.0

Non-GAAP (adjusted) for 2013-2015 LTIP purposes	$189.6	$179.9	$164.7	$180

UTILITY NET INCOME
GAAP (as reported)	$135.7
Excluding special items (after-tax) for EICP purposes:
PUC decoupling order imposing changes in Hawaiian Electric's RAM	7.7
Merger/integration related costs	0.5

Non-GAAP (adjusted) for 2015 EICP purposes	$143.9

ASB CONSOLIDATED NET INCOME
GAAP (as reported)	$54.7	$51.3	$57.7
Excluding special items (after-tax) for LTIP purposes:
Lower debit card interchange fees due to Durbin Amendment	6.2	6.2	3.0
Overdraft litigation settlement	—	0.6

Non-GAAP (adjusted) for 2013-2015 LTIP purposes	$60.9	$58.1	$60.7	$60

Note: Columns may not foot due to rounding

1
Accounting principles generally accepted in the United States of America

B-1

Hotel Street
Please be advised that parking in downtown Honolulu is very limited.
Bishop Square Parking
Alii Place
Parking entrance
Municipal Parking entrance
Parking exit
Pauahi Tower
Bishop Street
Alakea Street
American Savings Bank Tower 8th Floor
Meeting Site
Tamarind Park
South King Street

VOTE BY TELEPHONE
Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone telephone and follow the simple instructions presented to record your vote.

VOTE BY INTERNET
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions presented to record your vote.

VOTE BY MAIL
Please mark, sign and date your proxy cardand return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy card in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week until May 3, 2016, 11:59 P.M. EST.

If you vote by telephone or Internet, please do not send your proxy by mail.

Please fold and detach card at perforation before mailing.

HAWAIIAN ELECTRIC INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2016, AT 10:00 A.M., IN THE AMERICAN SAVINGS BANK TOWER, 8TH FLOOR, ROOM 805, 1001 BISHOP STREET, HONOLULU, HAWAII 96813.

The undersigned hereby constitutes and appoints Constance H. Lau, Chester A. Richardson and Jeffrey N. Watanabe and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 4, 2016, or at any adjournment or postponement thereof.

Date:

Signature(s)

Signature(s)

(Please sign your name exactly as it appears on this proxy. Joint owners should each sign personally. Attorney, Executor, Administrator, Trustee or Guardian should indicate full title. If address is incorrect, please provide the correct one.)

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it  promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230, so your shares may be represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Please fold and detach card at perforation before mailing.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	PROXY

The proxies named on the reverse side of this card are instructed to vote as indicated below.  If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1 and FOR proposals 2 and 3. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR all of the Nominees in proposal 1 and FOR proposals 2 and 3.

1.  Elect three Class II directors for a three-year term expiring at the 2019 Annual Meeting of Shareholders

Nominees:	(1) Thomas B. Fargo	(2) Kelvin H. Taketa	(3) Jeffrey N. Watanabe

	☐ FOR all nominees listed above (except as marked to the contrary)		☐ WITHHOLD authority to vote for all nominees listed above

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name above.

2.  Advisory vote to approve HEI’s executive compensation

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  Ratify the appointment of PricewaterhouseCoopers LLP as HEI’s independent registered public accounting firm for 2016

☐ FOR	☐ AGAINST	☐ ABSTAIN

☐  Please check this box if you consent to access future Annual Reports and Proxy Statements via the Internet.

PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE